SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN A PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant [x]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Under Rule 14a-12

MAINSTAY VP FUNDS TRUST

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[x]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials.
[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

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4)	Date Filed:

MAINSTAY VP FUNDS TRUST
MAINSTAY VP MFS® UTILITIES PORTFOLIO
51 Madison Avenue
New York, New York 10010

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To Be Held On November 26, 2018

The Proxy Statement is also available at proxyonline.com/docs/[ ].pdf or nylinvestments.com.

NOTICE IS HEREBY GIVEN THAT A SPECIAL MEETING OF SHAREHOLDERS (with any postponements or adjournments, “Special Meeting”) of the MainStay VP MFS Utilities Portfolio (“Portfolio”), a series of MainStay VP Funds Trust (“Trust”), a Delaware statutory trust, will be held at the offices of New York Life Investment Management LLC (“New York Life Investments”) located at 51 Madison Avenue, New York, New York 10010, on November 26, 2018 beginning at 11:00 a.m., Eastern time.

As the owner of a variable annuity contract or variable universal life insurance policy (“Policy”) issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a Delaware corporation, you have the right to instruct NYLIAC how to vote the shares of the Portfolio attributable to your Policy at the Special Meeting. However, to make the enclosed Proxy Statement easier to read, Policy owners are described as if they are voting directly on the Proposals (defined below) at the Special Meeting, as opposed to instructing NYLIAC how to vote on the Proposals. Additionally, Policy owners are sometimes referred to in the Proxy Statement as “shareholders” for ease of reading purposes.

At the Special Meeting, and as specified in greater detail in the Proxy Statement accompanying this Notice, shareholders of the Portfolio will be asked to consider and approve the following proposals (“Proposals”):

1.	To approve a new subadvisory agreement between New York Life Investments, the Portfolio’s investment manager, and FIAM LLC (“FIAM”) with respect to the Portfolio;
2.	To reclassify the diversification status of the Portfolio from “diversified” to “non-diversified”; and
3.	Any other business that properly comes before the Special Meeting.

The Proposals correspond to the repositioning (“Repositioning”)1 of the Portfolio, currently subadvised by Massachusetts Financial Service Company (“MFS”). The Board of Trustees of the Trust (the “Board” or “Trustees”), at the recommendation of New York Life Investments, considered and approved the termination of the subadvisory agreement between New York Life Investments and MFS with respect to the Portfolio, and the implementation of a new subadvisory agreement between New York Life Investments and FIAM with respect to the Portfolio, to be effective, if approved by shareholders, on or about November 30, 2018. If shareholders approve these Proposals, the Portfolio will also undergo the following changes, which will also take effect on or about November 30, 2018: (i) lowering the management fee at each existing breakpoint level; (ii) modifying the Portfolio’s principal investment strategies, investment process, non-fundamental “names rule” investment policy and principal risks; and (iii) changing the name of the Portfolio to the “MainStay VP Fidelity Institutional AMSM Utilities Portfolio.”*

Shareholders will vote on the Proposals at the Special Meeting. It is anticipated that, with shareholder approval, the Proposals would take effect on or about November 30, 2018.

The Board has recommended that the Proposals be presented to shareholders of the Portfolio for their consideration and approval. Although the Trustees have determined that each Proposal is in the best interests of the Portfolio, the final decision to approve the Proposals is up to you. The Board recommends that you vote FOR each Proposal.

In addition, shareholders will be asked to consider and approve such other matters as may properly come before the Special Meeting.

Your attention is directed to the accompanying Proxy Statement for further information regarding the Special Meeting and the Proposals. The accompanying Proxy Statement also provides further information regarding the Repositioning. You may vote at the Special Meeting if you were a shareholder of the Portfolio as of the close of business on September 21, 2018. If you attend the Special Meeting, you may vote the shares of the Portfolio attributable to your Policy in person. Even if you do not attend the Special Meeting, you may authorize your proxy or provide your voting instruction by: (i) completing, signing, and returning the enclosed proxy (or voting instruction) card by mail in the postage-paid envelope provided; or (ii) following the instructions on the card for authorizing your proxy by submitting your vote via telephone or the Internet. Please refer to the card for more information on how you may vote. You may revoke your proxy at any time prior to the date the proxy is to be exercised in the manner described in the Proxy Statement.

_____________________

[1]	For additional details regarding the Repositioning, please see the supplement to the Portfolio’s Prospectus and Statement of Additional Information dated September 28, 2018.

* Fidelity Institutional AM is a service mark of FMR LLC. Used with permission.

Your vote is very important to us. Whether or not you plan to attend the Special Meeting in person, please cast your vote using one of the voting options listed on your enclosed card. You can vote your shares toll free at 1-888-227-9349 to reach an automated touchtone voting line, or, if you have questions about the meeting agenda, or about how to vote your shares, please call toll-free 1-800-967-5079 to reach a live operator Monday through Friday 9 a.m. to 10 p.m. Eastern time.

By Order of the Board of Trustees,

/s/ J. Kevin Gao
J. Kevin Gao
Secretary and Chief Legal Officer

October 10, 2018

IMPORTANT NOTICE

PLEASE VOTE USING THE ENCLOSED PROXY (OR VOTING INSTRUCTION CARD) AS SOON AS POSSIBLE. YOUR VOTE IS VERY IMPORTANT TO US NO MATTER HOW MANY SHARES ARE ATTRIBUTABLE TO YOUR POLICY. YOU CAN HELP AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATIONS BY PROMPTLY VOTING THE ENCLOSED CARD.

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and may help avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1.	INDIVIDUAL ACCOUNTS: Sign your name exactly as it appears in the registration on the proxy card.

2.	JOINT ACCOUNTS: Both parties must sign: the names of the parties signing should conform exactly to the names shown in the registration on the proxy card.

3.	ALL OTHER ACCOUNTS: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration.

For example:

REGISTRATION	VALID
CORPORATE ACCOUNTS
(1) ABC Corp.	ABC Corp. John Doe, Treasurer
(2) ABC Corp.	John Doe
(3) ABC Corp.	c/o John Doe John Doe
(4) ABC Corp.	Profit Sharing Plan John Doe
PARTNERSHIP ACCOUNTS
(1) The XYZ	Partnership Jane B. Smith, Partner
(2) Smith and Jones, Limited	Jane B. Smith, General Partner Partnership
TRUST ACCOUNTS
(1) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe, Trustee u/t/d/12/28/78
CUSTODIAL OR ESTATE ACCOUNTS
(1) John B. Smith, Cust f/b/o John B. Smith, Custodian f/b/o/ John B Smith, Jr. UGMA/UTMA	John B. Smith Jr., UGMA/UTMA
(2) Estate of John B. Smith	John B. Smith, Jr., Executor Estate of John B. Smith

Please choose one of the following options to vote your shares:

VOTE BY TELEPHONE. You may cast your vote by telephone by calling the toll-free number located on your proxy card. Please make sure to have your proxy card available at the time of the call.

VOTE THROUGH THE INTERNET. You may cast your vote by logging onto the website indicated on your proxy card and following the instructions on the website. In order to log in you will need the control number found on your proxy card.

VOTE BY MAIL. You may cast your vote by signing, dating and mailing the enclosed proxy card in the postage-paid return envelope provided.

VOTE IN PERSON AT THE SPECIAL MEETING.

MAINSTAY VP FUNDS TRUST
MAINSTAY VP MFS® UTILITIES PORTFOLIO
51 Madison Avenue
New York, New York 10010

PROXY STATEMENT [OCTOBER 10, 2018]

SPECIAL MEETING OF SHAREHOLDERS
To Be Held On November 26, 2018

The Proxy Statement is also available at proxyonline.com/docs/[ ].pdf or nylinvestments.com.

Introduction

This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Trustees (“Board” or “Trustees”) of MainStay VP Funds Trust (“Trust”), a Delaware statutory trust, on behalf of the MainStay VP MFS Utilities Portfolio (“Portfolio”), a series of the Trust, for a Special Meeting of shareholders of the Portfolio (with any postponements or adjournments, “Special Meeting”). The Special Meeting will be held on November 26, 2018, at 11:00 a.m., Eastern time, at the offices of New York Life Investment Management LLC (“New York Life Investments”) located at 51 Madison Avenue, New York, New York 10010. This Proxy Statement, the attached Notice of Special Meeting of Shareholders and the enclosed proxy card will be first distributed on or about October 22, 2018 to all shareholders of record of the Portfolio as of the close of business on September 21, 2018 (“Record Date”).

You are receiving this Proxy Statement because you are the owner of a variable annuity contract or variable universal life insurance policy (“Policy”) issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a Delaware corporation, and some or all of your Policy value was invested in the Portfolio as of the Record Date. Although NYLIAC is the record owner of the Portfolio’s shares, as an owner of a Policy (“Policy Owner”) issued by NYLIAC, you have the right to instruct NYLIAC how to vote the shares of the Portfolio attributable to your Policy at the Special Meeting. However, to make this Proxy Statement easier to read, Policy Owners are described as if they are voting directly on the Proposals (defined below) at the Special Meeting, as opposed to instructing NYLIAC how to vote on the Proposals. Additionally, Policy Owners are sometimes referred to in this Proxy Statement as “shareholders” for ease of reading purposes.

At the Special Meeting, and as specified in greater detail in this Proxy Statement, shareholders of the Portfolio will be asked to consider and approve the following proposals (“Proposals”):

1.	To approve a new subadvisory agreement between New York Life Investments, the Portfolio’s investment manager, and FIAM LLC (“FIAM”) with respect to the Portfolio;
2.	To reclassify the diversification status of the Portfolio from “diversified” to “non-diversified”; and
3.	Any other business that properly comes before the Special Meeting.

The Proposals correspond to the repositioning (“Repositioning”)1 of the Portfolio, currently subadvised by Massachusetts Financial Service Company (“MFS”). The Board of Trustees of the Trust (the “Board” or “Trustees”), at the recommendation of New York Life Investments, considered and approved the termination of the subadvisory agreement between New York Life Investments and MFS with respect to the Portfolio, and the implementation of a new subadvisory agreement between New York Life Investments and FIAM with respect to the Portfolio, to be effective, if approved by shareholders, on or about November 30, 2018. If shareholders approve these Proposals, the Portfolio will also undergo the following changes, which will also take effect on or about November 30, 2018: (i) lowering the management fee at each existing breakpoint level; (ii) modifying the Portfolio’s principal investment strategies, investment process, non-fundamental “names rule” investment policy and principal risks; and (iii) changing the name of the Portfolio to the “MainStay VP Fidelity Institutional AMSM Utilities Portfolio.”

________________________

[1]	For additional details regarding the Repositioning, please see the supplement to the Portfolio’s Prospectus and Statement of Additional Information dated September 28, 2018.

Shareholders will vote on the Proposals at the Special Meeting. It is anticipated that, with shareholder approval, the Proposals would take effect on or about November 30, 2018.

The Board has recommended that the Proposals be presented to shareholders of the Portfolio for their consideration and approval. Although the Trustees have determined that each Proposal is in the best interests of the Portfolio, the final decision to approve the Proposals is up to you. The Proposals do not seek to change any benefits under your Policy. The Board recommends that you vote FOR each Proposal.

In connection with their consideration of the Proposals, the Trustees evaluated, among other information and factors deemed by the Trustees to be relevant, the following items regarding the potential benefits to shareholders that may result from approval of the Proposals and the corresponding ability for the Portfolio to operate in its repositioned form: (i) New York Life Investments’ view that the Portfolio may be able to deliver more consistent returns, including relative to its anticipated new primary benchmark index, the MSCI USA IMI Utilities 25/50 Index, with a more disciplined investment process focused on dividend growth and value; (ii) the Portfolio may benefit from the implementation of lower management fees and revised principal investment strategies and investment process; (iii) New York Life Investments’ view that the Portfolio may also benefit from a more focused, non-diversified utilities sector strategy; (iv) the Portfolio is likely to benefit from FIAM’s portfolio construction and risk management processes; and (v) the investment experience and performance track record of, and resources available to, the portfolio management team at FIAM.

In addition, shareholders will be asked to consider and approve such other matters as may properly come before the Special Meeting.

Only shareholders who owned shares of any class of the Portfolio on the Record Date are entitled to vote at the Special Meeting. Each share of the Portfolio that you owned as of the Record Date entitles you to one (1) vote with respect to the Proposals and such other matters as may properly come before the Special Meeting. (A fractional share has a fractional vote.)

It is important for you to vote on the Proposals described in this Proxy Statement. We recommend that you read this Proxy Statement in its entirety as the explanations will help you to decide how to vote on the Proposals.

PROPOSAL ONE

APPROVAL OF NEW SUBADVISORY AGREEMENT BETWEEN
NEW YORK LIFE INVESTMENT MANAGEMENT LLC AND FIAM LLC

WITH RESPECT TO THE PORTFOLIO

Proposal One relates to a proposed new subadvisory agreement between New York Life Investments and FIAM (“Proposed New Subadvisory Agreement”) with respect to the Portfolio. The Proposed New Subadvisory Agreement is necessary for FIAM to manage the Portfolio under its anticipated new investment program, as described in a supplement to the Portfolio’s Prospectus and Statement of Additional Information dated September 28, 2018.

At an in-person meeting held on September 25-26, 2018, the Board, including a majority of the Trustees who are not “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended (“1940 Act”)), of the Trust (“Independent Trustees”), considered and approved the appointment of FIAM to replace MFS as subadvisor to the Portfolio to be effective on or about November 30, 2018, subject to shareholder approval of this Proposal. MFS was last approved as the subadvisor to the Portfolio by the sole initial shareholder of the Portfolio on January 13, 2012 and its continuance was last approved by the Board at its meeting held on December 12-13, 2017.

What are Shareholders Being Asked to Approve?

The Portfolio’s shareholders are being asked to approve the Proposed New Subadvisory Agreement in order for FIAM to serve as subadvisor to the Portfolio. If shareholders do not approve Proposal One, New York Life Investments and the Board would consider other options that may be available to the Portfolio. In any such case, the Portfolio would inform shareholders with respect to the specific changes in subadvisor or investment strategies that would take place, if any.

The Board’s recommendation that shareholders approve Proposal One is based on, among other things, the nature, extent and quality of the services the Board believes FIAM is capable of providing to the Portfolio. The primary factors the Board considered in forming this conclusion are summarized on the following pages.

Investment companies are required to obtain shareholder approval for certain types of proposals. Section 15(a) of the 1940 Act requires that all contracts pursuant to which persons serve as investment advisors to investment companies be approved by shareholders. As interpreted, this requirement also applies to the appointment of subadvisors. New York Life Investments and the Trust have obtained an exemptive order (the “Order”) from the SEC, which, in relevant part, permits New York Life Investments, subject to certain conditions and the approval of the Board, including a majority of the Independent Trustees, to hire unaffiliated (and certain affiliated) subadvisors and to modify any existing or future subadvisory agreement with unaffiliated (and certain affiliated) subadvisors without shareholder approval. The Order is described in more detail in the Portfolio’s Prospectus and Statement of Additional Information.

Although the Portfolio is seeking shareholder approval of this Proposal, please be advised that the Portfolio and New York Life Investments reserve the right to rely on the applicable provisions of the Order to replace subadvisors in the future without shareholder approval.

What are the Anticipated Benefits of the Repositioning and the Proposed New Subadvisory Agreement?

New York Life Investments believes that the potential benefits to shareholders resulting from the Repositioning and the Proposed New Subadvisory Agreement include: (i) the Portfolio may be able to deliver more consistent returns, including relative to its anticipated new primary benchmark index, the MSCI USA IMI Utilities 25/50 Index, with a more disciplined investment process focused on dividend growth and value; (ii) the Portfolio may benefit from the implementation of lower management fees and revised principal investment strategies and investment process; (iii) the Portfolio may also benefit from a more focused, non-diversified utilities sector strategy; (iv) the Portfolio is likely to benefit from FIAM’s portfolio construction and risk management processes; and (v) the investment experience of, and resources available to, the portfolio management team at FIAM.

What did the Board Consider in Approving the Repositioning and the Proposed New Subadvisory Agreement?

In connection with the Repositioning, at an in-person meeting held on September 25-26, 2018, the Board considered and approved New York Life Investments’ recommendations to terminate MFS as the subadvisor to the Portfolio, to appoint FIAM as the subadvisor to the Portfolio, and to approve the Proposed New Subadvisory Agreement to be effective, with shareholder approval, on or about November 30, 2018. The Proposed New Subadvisory Agreement would provide that FIAM manages the assets of the Portfolio, subject to the supervision of New York Life Investments and the oversight of the Board, and pursuant to the Portfolio’s registration statement, as supplemented. The Board noted that, with the exception of the adjustment of the subadvisory fee schedule, the material terms of the Proposed New Subadvisory Agreement would be substantially identical to those in the subadvisory agreement in place with MFS with respect to the Portfolio.

New York Life Investments proposed that FIAM be appointed as the subadvisor to the Portfolio based on, among other things, the nature, extent and quality of the services FIAM would be expected to provide to the Portfolio. After considering the factors summarized in this Proxy Statement, among others, and following negotiations with New York Life Investments, the Board concluded it would be in the best interests of the Portfolio to appoint FIAM as subadvisor to the Portfolio in replacement of MFS. In connection with their consideration of New York Life Investments’ recommendation to appoint FIAM as the subadvisor to the Portfolio, the Trustees reviewed FIAM’s qualifications to serve as the Portfolio’s subadvisor.

In reaching the decisions to approve the Repositioning and the Proposed New Subadvisory Agreement, the Trustees considered information furnished by New York Life Investments and FIAM in connection with meetings of the Board and its Contracts and Investment Committees held on September 25-26, 2018, as well as other information furnished to the Board throughout the year as deemed relevant to the Trustees. The Board also considered information provided by FIAM in response to a series of requests encompassing a variety of topics prepared on behalf of, and in consultation with, the Board by independent legal counsel to the Independent Trustees. In addition, the Board considered information provided in advance of and during its meetings throughout the year including, among other items, information regarding the legal standards and fiduciary obligations applicable to its consideration of the Proposed New Subadvisory Agreement and investment performance reports on the Portfolio prepared by the Investment Consulting Group of New York Life Investments as well as presentations from New York Life Investments and a presentation from FIAM personnel, including the proposed new portfolio manager, at meetings held on September 25-26, 2018. In addition, the Board considered information provided on the fees charged to other investment advisory clients of FIAM and its affiliates that follow investment strategies similar to those proposed for the Portfolio, as repositioned, and the rationale for any differences in the Portfolio’s subadvisory fees and the fees charged to those other investment advisory clients. At various meetings, the Independent Trustees also met in executive session with their independent legal counsel, and met with senior management of New York Life Investments without other representatives of New York Life Investments present to discuss and consider matters relating to the Repositioning and the Proposed New Subadvisory Agreement.

In considering the Repositioning and the Proposed New Subadvisory Agreement, the Trustees comprehensively reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are described in greater detail below, and included, among other factors: (i) the nature, extent, and quality of the services to be provided to the Portfolio by FIAM; (ii) the investment performance of the Portfolio and the historical investment performance of a fund managed or subadvised by FIAM and its affiliates that pursues strategies similar to those of the Portfolio, as repositioned; (iii) the anticipated costs of the services to be provided by FIAM, and the anticipated profitability of FIAM in connection with its relationship with the Portfolio; (iv) the extent to which economies of scale may be realized if the Portfolio grows and the extent to which economies of scale may benefit the Portfolio’s shareholders; and (v) the reasonableness of the Portfolio’s proposed fees, including the subadvisory fees to be paid by New York Life Investments to FIAM, particularly as compared to similar funds and accounts managed or subadvised by FIAM and its affiliates, and management fees compared to third-party “peer funds” identified by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on fees and expenses. Although the Board recognized that the comparisons between the Portfolio’s proposed fees and estimated expenses and those of other funds are imprecise, given different terms of agreements, variations in fund strategies, and other factors, the Board considered the reasonableness of the Portfolio’s proposed fees and estimated overall total ordinary operating expenses as compared to these peer funds.

Although individual Trustees may have weighed certain factors or information differently, the Board’s decisions to approve the Repositioning and to approve the Proposed New Subadvisory Agreement were based on a consideration of all the information provided to the Board in connection with its consideration of the Repositioning and the Proposed New Subadvisory Agreement, as well as other information provided to the Trustees throughout the year, as deemed relevant to each Trustee. The Trustees noted that, throughout the year, the Trustees would be afforded an opportunity to ask questions of and request additional information or materials from New York Life Investments and FIAM. The Board took note of New York Life Investments’ belief that FIAM, with its resources and historical investment performance track record for strategies similar to those of the Portfolio, as repositioned, is well qualified to serve as the Portfolio’s subadvisor. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available under variable life insurance policies and variable annuity contracts for which the Portfolio serves as an investment option, and that these policyholders and contract owners, having had the opportunity to consider other investment options, would have chosen to invest in the Portfolio. A summary of the factors that figured prominently in the Board’s decisions to approve the Repositioning and to approve the Proposed New Subadvisory Agreement is provided immediately below.

Nature, Extent and Quality of Services to be Provided by FIAM

In considering the Repositioning and the Proposed New Subadvisory Agreement, the Board considered New York Life Investments’ responsibilities as manager of the Portfolio noting that New York Life Investments has supervisory responsibility for the Portfolio’s subadvisor. The Board examined the nature, extent and quality of the proposed investment advisory services that FIAM would provide to the Portfolio. Further, the Board evaluated and/or examined the following with regard to FIAM:

•	experience in providing investment advisory services;

•	experience in serving as advisor or subadvisor to other funds with similar strategies as those of the Portfolio, as repositioned, and the performance track record of these funds;

•	experience of investment advisory, senior management and administrative personnel;

•	overall legal and compliance environment, resources and history and policies and procedures in place with respect to matters that may involve conflicts of interest between the Portfolio’s investments and those of other accounts managed by FIAM;

•	ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Portfolio;

•	portfolio construction and risk management processes;

•	experience and qualifications of the Portfolio’s proposed portfolio manager, the number of accounts managed by the portfolio manager and FIAM’s compensation structure for the portfolio manager; and

•	overall reputation, financial condition and assets under management.

Based on these and other considerations deemed relevant to the Trustees, the Board concluded, within the context of its overall determinations regarding the Repositioning and the Proposed New Subadvisory Agreement, that the Portfolio is likely to benefit from the nature, extent and quality of investment advisory services to be provided by FIAM as a result of FIAM’s experience, personnel, operations and resources.

Investment Performance

In connection with the Board’s consideration of the Repositioning and the Proposed New Subadvisory Agreement, the Board evaluated investment performance results over various periods in light of the Portfolio’s investment objective, strategies and risks, as disclosed in the Portfolio’s prospectus, with a greater emphasis generally placed on longer-term performance. The Board particularly considered investment reports on and analysis of the Portfolio’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports included, among other items, information on the Portfolio’s gross and net returns, the Portfolio’s investment performance compared to relevant investment categories and the Portfolio’s benchmark, the Portfolio’s risk-adjusted investment performance and the Portfolio’s investment performance as compared to peer funds, as appropriate, as well as the effect of current and recent market conditions.

The Board also considered its ongoing discussions with senior management of New York Life Investments regarding the Portfolio’s investment performance and remediation efforts undertaken by New York Life Investments, and other alternatives to the Repositioning and Proposed New Subadvisory Agreement considered by New York Life Investments. In addition, the Board considered steps taken to seek to improve the Portfolio’s investment performance and discussions between the Portfolio’s current portfolio management team and the Investment Committee of the Board. The Board further considered that shareholders may benefit from FIAM’s investment process, including its portfolio construction and risk management processes. The Board noted that the Repositioning had not yet been implemented so an investment performance track record for the Portfolio as repositioned was not available.

The Board evaluated the Portfolio’s proposed portfolio management team as well as the Portfolio’s proposed portfolio manager, investment process, strategies and risks. The Board considered the historical performance of an investment portfolio with investment strategies similar to those of the Portfolio, as repositioned, that has been managed by the proposed portfolio manager for the Portfolio. The Board noted that FIAM and its affiliates currently manages portfolios with investment strategies similar to those of the Portfolio, as repositioned. Based on these considerations, the Board concluded that the Portfolio was likely to be managed responsibly and capably by FIAM.

Also based on these considerations, the Board concluded, within the context of its overall determinations regarding the Repositioning and the Proposed New Subadvisory Agreement, that the selection of FIAM as the subadvisor to the Portfolio is likely to benefit the Portfolio’s long-term investment performance.

Costs of the Services to be Provided, and Profits to be Realized, by FIAM

The Board considered the estimated costs of the services to be provided by FIAM under the Proposed New Subadvisory Agreement and the anticipated profitability of FIAM due to its relationships with the Portfolio and estimated profitability of New York Life Investments, and its affiliates, with respect to the Proposed New Subadvisory Agreement. Although the Board did not receive specific profitability information from FIAM, the Board considered representations from FIAM and New York Life Investments that the subadvisory fee to be paid by New York Life Investments to FIAM for services to be provided to the Portfolio was the result of arm’s-length negotiations.

The Board also considered, among other factors, FIAM’s investments in personnel, systems, equipment and other resources and infrastructure to support and manage the Portfolio, and that New York Life Investments is responsible for paying the subadvisory fees for the Portfolio. The Board acknowledged that FIAM must be in a position to attract and retain experienced professional personnel to provide services to the Portfolio and to maintain a strong financial position in order for FIAM to provide high-quality services to the Portfolio. The Board considered information from New York Life Investments estimating the impact that the engagement of FIAM would have on the overall profitability of the Portfolio to New York Life Investments and its affiliates.

In considering the anticipated costs and profitability of the Portfolio, the Board also considered certain fall-out benefits that may be realized by FIAM due to its relationship with the Portfolio, including reputational and other indirect benefits. The Board recognized, for example, the benefits to FIAM from legally permitted “soft-dollar” arrangements by which brokers may provide research and other services to FIAM in exchange for commissions paid by the Portfolio with respect to trades in the Portfolio’s portfolio securities. In this regard, the Board considered information from New York Life Investments concerning other business relationships between FIAM and its affiliates and New York Life Investments and its affiliates.

The Board took into account the fact that the Portfolio would undergo changes to its principal investment strategies in connection with the Repositioning. The Board noted estimates from New York Life Investments and FIAM that a significant portion of the holdings of the Portfolio would be sold to align the Portfolio’s holdings with the strategies that would be pursued by FIAM. Additionally, the Board considered New York Life Investments’ representation that New York Life Investments and FIAM will seek to develop and implement an efficient transition strategy and seek to minimize potential indirect costs, such as market impact and costs associated with repositioning the Portfolio.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Repositioning and the Proposed New Subadvisory Agreement, that any profits expected to be realized by New York Life Investments and its affiliates due to their relationships with the Portfolio, were not excessive. With respect to FIAM, the Board concluded that any profits realized by FIAM due to its relationship with the Portfolio would be the result of arm’s-length negotiations between New York Life Investments and FIAM and would be based on fees paid to FIAM by New York Life Investments, not the Portfolio.

Subadvisory Fees and Estimated Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees to be paid under the Proposed New Subadvisory Agreement and the Portfolio’s estimated total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Portfolio to New York Life Investments, because the subadvisory fees paid to FIAM would be paid by New York Life Investments, not the Portfolio. The Board also considered the amount of the management fee expected to be retained by New York Life Investments.

In assessing the reasonableness of the Portfolio’s proposed fees and estimated expenses, the Board considered information provided by New York Life Investments on the fees and expenses of similar peer funds identified by Strategic Insight and information provided by FIAM concerning the fees charged to other investment advisory clients, including institutional separate accounts and other funds with an investment objective similar to the Portfolio, as repositioned. The Board also considered the Portfolio’s contractual management and subadvisory fee schedules, and noted that New York Life Investments had agreed to reduce the contractual management fee at each existing breakpoint level. The Board observed that New York Life Investments and FIAM had also agreed to lower subadvisory fees, as compared to the subadvisory fees paid to MFS.

After considering all of the factors outlined above, the Board concluded that the Portfolio’s overall fees were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Repositioning, support the conclusion that the estimated total ordinary operating expenses are reasonable.

Extent to Which Economies of Scale May be Realized if the Portfolio Grows

The Board considered whether the Portfolio’s proposed expense structure would permit economies of scale to be shared with the Portfolio’s shareholders. The Board also considered a report previously provided by New York Life Investments, prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the Portfolio and other funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining future economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Portfolio in a number of ways, including, for example, through the imposition of management fee breakpoints, by initially setting management fee rates at scale or making additional investments to enhance shareholder services. The Board reviewed information from New York Life Investments showing the Portfolio’s management and subadvisory fee breakpoint schedules.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Repositioning and the Proposed New Subadvisory Agreement, that the Portfolio’s expense structure would appropriately reflect economies of scale for the benefit of the Portfolio’s shareholders. The Board noted, however, that it would continue to evaluate the reasonableness of the Portfolio’s expense structure over time.

Conclusion

On the basis of the information and factors summarized above and the Board’s evaluation thereof, the Board as a whole, and the Independent Trustees voting separately, unanimously voted to approve the Repositioning and, subject to shareholder approval, the Proposed New Subadvisory Agreement.

What are the Terms of the Proposed New Subadvisory Agreement?

A form of Proposed New Subadvisory Agreement is included as Exhibit A to this Proxy Statement. The material terms of the Proposed New Subadvisory Agreement with FIAM are substantially identical to the terms of the current subadvisory agreement with MFS, except as noted in the discussion below.

Pursuant to the Proposed New Subadvisory Agreement, FIAM would serve as the subadvisor to the Portfolio for an initial term ending in two years, subject to annual continuation thereafter. Under the Proposed New Subadvisory Agreement, FIAM, on behalf of the Portfolio, would select the Portfolio’s investments and place all orders for purchases and sales of securities in accordance with the Portfolio’s investment objective, policies and restrictions, as stated in the Trust’s Registration Statement filed with the Securities and Exchange Commission (the “SEC”), subject to the supervision of New York Life Investments and oversight by the Board. In addition, FIAM would perform the following services:

•	make available to the Trust and New York Life Investments, promptly upon reasonable request, all of the Portfolio’s investment records and ledgers maintained by FIAM (which shall not include the records and ledgers maintained by the custodian or portfolio accounting agent for the Portfolio) as are necessary to assist the Portfolio and New York Life Investments to comply with requirements of the 1940 Act and the Investment Advisers Act of 1940, as amended, as well as other applicable laws;

•	furnish to regulatory agencies having the requisite authority information or reports in connection with such services that may be legitimately requested in order to ascertain whether the operations of the Portfolio are being conducted in a manner consistent with applicable laws and regulations;

•	provide reports to the Board, for consideration at meetings of the Board, on the investment program for the Portfolio and the issuers and securities represented in the Portfolio’s assets and furnish the Board such periodic and special reports with respect to the Portfolio as the Board and New York Life Investments may reasonably request;

•	provide reasonable assistance, upon request, to the custodian and portfolio accounting agent for the Portfolio in determining or confirming, consistent with the procedures and policies stated in the registration statement, the value of any portfolio securities or other assets of the Portfolio for which the custodian and portfolio accounting agent seek assistance from, or which they identify for review by, FIAM; and

•	arrange for the transmission to the custodian and portfolio accounting agent for the Portfolio, on a daily basis, such confirmation, trade tickets and other documents and information, including, but not limited to, CUSIP, SEDOL or other numbers that identify securities to be purchased or sold on behalf of the Portfolio, as may be reasonably necessary to enable the custodian and portfolio accounting agent to perform their administrative and recordkeeping responsibilities with respect to the Portfolio.

In consideration for the services it provides to the Portfolio, MFS receives an annual fee of: 0.35% up to $1 billion; 0.325% from $1 billion to $1.5 billion; and 0.30% in excess of $1.5 billion. MFS received a total of $4,532,888 in subadvisory fees for the fiscal year ended December 31, 2017.

The subadvisory fee schedule to be paid to FIAM under the Proposed New Subadvisory Agreement is lower than the subadvisory fee schedule paid to MFS under the current subadvisory agreement.

Under the Proposed New Subadvisory Agreement, FIAM would receive from New York Life Investments and not the Portfolio, an annual fee of: 0.27% on assets up to $500 million; 0.24% on assets from $500 million to $1 billion; and 0.21% on assets over $1 billion.

If the new subadvisory fee schedule had been in place for the fiscal year ended December 31, 2017, on a pro forma basis the subadvisory fees payable to FIAM would have been $3,217,404, which is $1,315,484 less than the actual subadvisory fees paid to MFS for the fiscal year ended December 31, 2017, representing a 29% decrease in the effective subadvisory fee.  Because subadvisory fees are paid by New York Life Investments, and not the Portfolio, the reduced effective subadvisory fee would have resulted in New York Life Investments retaining a larger portion of the management fee.

If shareholders approve Proposal One, it is anticipated that the Proposed New Subadvisory Agreement would go into effect on or about November 30, 2018, and, unless sooner terminated, would continue for an initial term ending in two years. Thereafter, the Proposed New Subadvisory Agreement would continue for successive one-year terms, provided that such continuation is specifically approved at least annually by a vote of a majority of the Trustees or by a vote of a majority of the outstanding shares of the Portfolio, and, in either case, by a majority of the Independent Trustees, by vote cast in person at a meeting called for such purpose. The Proposed New Subadvisory Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act) or the assignment or termination of the Portfolio’s Management Agreement, which is discussed below. The Proposed New Subadvisory Agreement also may be terminated as follows: (A) by New York Life Investments at any time without penalty, upon sixty (60) days’ written notice to the subadvisor and the Trust; (B) at any time without payment of any penalty by the Trust, upon the vote of a majority of the Trust’s Board or a majority of the outstanding voting securities of the Portfolio, upon sixty (60) days’ written notice to New York Life Investments and the subadvisor; or (C) by the subadvisor at any time without penalty, upon sixty (60) days’ written notice to New York Life Investments and the Trust.

The Proposed New Subadvisory Agreement provides that, except as may otherwise be required by the 1940 Act or the rules thereunder or other applicable law, the Portfolio and New York Life Investments agree that FIAM, any affiliated person of FIAM, and each of the Subadvisor’s directors, officers, employees and agents shall not be liable for, or subject to any losses, claims, damages, liabilities or litigation in connection with any act or omission connected with or arising out of any services rendered under the Proposed New Subadvisory Agreement, except by reason of willful misfeasance, bad faith or gross negligence in the performance of FIAM’s duties, or by reason of reckless disregard of FIAM’s obligations and duties under the Proposed New Subadvisory Agreement.

On or about November 30, 2018, if shareholders approve Proposal One, changes to the management fee structure will take effect. As a result of these changes, it is anticipated that the adjustment to the subadvisory fee schedule will increase the portion of the management fee retained by New York Life Investments; however, the total management fee paid by the Portfolio will decrease at each existing breakpoint level. For additional information regarding these changes, please refer to the supplement to the Portfolio’s Prospectus and Statement of Additional Information, dated September 28, 2018.

Were there any Other Changes Approved by the Board in Connection With the Approval of the Proposed New Subadvisory Agreement?

In addition to considering and approving the Proposed New Subadvisory Agreement at the September 25-26, 2018 meeting, subject to shareholder approval, the Board considered and approved the Repositioning, which includes reducing the Portfolio’s management fee at each existing breakpoint level and modifying the Portfolio’s principal investment strategies, investment process, non-fundamental “names rule” investment policy and principal risks, and re-naming the Portfolio the “MainStay VP Fidelity Institutional AMSM Utilities Portfolio,” which will take effect on or about November 30, 2018. As discussed in Proposal Two herein, the Board also considered and approved reclassifying the Portfolio from a “diversified” fund to a “non-diversified” fund, pending shareholder approval.

For additional information regarding the Repositioning, please refer to the supplements to the Portfolio’s Prospectus and Statement of Additional Information, dated September 28, 2018.

MANAGEMENT AGREEMENT

New York Life Investments, with a principal place of business located at 51 Madison Avenue, New York, New York 10010, serves as investment manager to the Portfolio pursuant to the Management Agreement between New York Life Investments and the Trust, on behalf of the Portfolio. New York Life Investments has managed the Portfolio since its inception. New York Life Investments was last approved as the investment manager to the Portfolio by the sole initial shareholder of the Portfolio on January 13, 2012 and its continuance was last approved by the Board at its meetings held on December 12-13, 2017.

The Management Agreement continues in effect from year to year only if such continuance is approved at least annually by the Board or by vote of a majority of the outstanding shares of the Portfolio (as defined in the 1940 Act) and, in either case, by a majority of the Independent Trustees, by vote cast in person at a meeting called for such purpose. The Management Agreement may be terminated as to the Portfolio at any time on sixty (60) days’ written notice without penalty by the Trustees, by vote of a majority of the outstanding shares of the Portfolio, or by New York Life Investments. The Management Agreement also terminates automatically in the event of its assignment (as that term is defined in the 1940 Act).

In conformity with the stated policies of the Portfolio, New York Life Investments administers the Portfolio’s business affairs. New York Life Investments also provides a comprehensive range of services, including providing offices, conducting clerical, recordkeeping and bookkeeping services and keeping most of the financial and accounting records required for the Portfolio.

The Management Agreement provides that New York Life Investments shall not be liable to the Trust for any error of judgment by New York Life Investments or for any loss sustained by the Trust in connection with the matters to which the Management Agreement relates, except a loss resulting from New York Life Investments’ willful misfeasance, bad faith or gross negligence in the performance of its duties or reckless disregard of its obligations and duties under the Management Agreement.

Under the Management Agreement, New York Life Investments may make the day-to-day investment decisions for the Portfolio or delegate any or all of its duties and responsibilities to one or more subadvisors, at its own expense. If it chooses to delegate to a subadvisor, New York Life Investments is responsible for, among other things, monitoring the subadvisor’s investment activities to help ensure compliance with regulatory restrictions. Regardless of whether it employs a subadvisor, New York Life Investments continuously reviews, supervises and administers the Portfolio’s investment program, including monitoring for compliance with regulatory restrictions by those managing the Portfolio’s assets.

From New York Life Investments’ management fee, FIAM would receive its subadvisory fees as detailed in the section above entitled, “What are the Terms of the Proposed New Subadvisory Agreement?”

During the fiscal year ended December 31, 2017, New York Life Investments earned fees from the Portfolio in the amount of $9,524,681 and no fees and/or expenses were waived or reimbursed. If Proposal One is approved, on or about November 30, 2018, changes to the management fee structure will take effect. For additional information regarding these changes, please refer to the supplement to the Portfolio’s Prospectus and Statement of Additional Information, dated September 28, 2018.

Exhibit C to this Proxy Statement sets forth the principal executive officers of New York Life Investments.

INFORMATION ABOUT FIAM

In connection with the Repositioning, and under New York Life Investments’ supervision and subject to shareholder approval, FIAM, a Fidelity Investments company, will be responsible for making the specific decisions about the following: (i) buying, selling and holding securities and other investments; (ii) selecting brokers and brokerage firms to trade for the Portfolio; (iii) maintaining accurate records; and, (iv) if possible, negotiating favorable commissions and fees with the brokers and brokerage firms for the Portfolio. For these services, FIAM will be paid a monthly fee by New York Life Investments out of its management fee, and not by the Portfolio, as detailed in the section above entitled, “What are the Terms of the Proposed New Subadvisory Agreement?”

FIAM LLC (“FIAM”) has its principal office at 900 Salem Street, Smithfield, Rhode Island 02917. As of December 31, 2017, FIAM managed approximately $78.250 billion in assets worldwide. FIAM is an indirectly held subsidiary of FMR LLC.

Exhibit B to this Proxy Statement sets forth certain information about other mutual funds subadvised or advised by FIAM that have an investment objective similar to the Portfolio.

Exhibit D to this Proxy Statement sets forth the principal executive officers of FIAM.

The following individual would be primarily responsible for the day-to-day management of the Portfolio.

Douglas Simmons

Mr. Simmons has been a portfolio manager at Fidelity Investments since 2003. Mr. Simmons is also a member of Fidelity Management & Research Company’s Stock Selector Large Cap Group. He is responsible for managing the telecom and utilities sleeves for various diversified sector-based portfolios. Prior to assuming his current responsibilities in September 2005, Mr. Simmons served as a utilities analyst covering electric and gas utility stocks. Before joining Fidelity in 2003, Mr. Simmons worked as a financial analyst at the private equity firm Hicks, Muse, Tate & Furst. He has been in the investments industry since 1997. Mr. Simmons earned his BA in finance from The University of Texas at Austin, where he graduated with highest honors, and his MBA from Harvard Business School.

BROKERAGE COMMISSIONS ON PORTFOLIO TRANSACTIONS

In effecting purchases and sales of securities for the account of the Portfolio, FIAM would seek the best execution of the Portfolio’s orders, taking into account the factors specified in the Prospectus and Statement of Additional Information. In the course of achieving best execution, FIAM may place such orders with brokers and dealers who provide market, statistical and other research information to it. FIAM would be authorized, when placing Portfolio transactions for equity securities, when consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended, the rules and interpretations of the SEC thereunder, and FIAM’s policies to pay a brokerage commission (to the extent applicable) in excess of that which another broker might charge for executing the same transaction due to FIAM’s receipt of market, statistical and other research information.

NYLIFE Securities LLC (“NYLIFE Securities”), an affiliate of New York Life Investments, may act as broker for the Portfolio. NYLIFE Securities is a wholly-owned subsidiary of NYLIFE LLC, which is a wholly-owned subsidiary of New York Life, the indirect parent of New York Life Investments. NYLIFE Securities is therefore an “Affiliated Broker,” as that term is defined in Schedule 14A under the Securities Exchange Act of 1934, as amended. There were no brokerage commissions paid by the Portfolio to NYLIFE Securities or any other affiliated broker for the Portfolio’s most recently completed fiscal year.

EXPENSES IN CONNECTION WITH THE REPOSITIONING

The Board and New York Life Investments engaged in discussions concerning the costs associated with the Repositioning. Portfolio holdings turnover related to the Repositioning is anticipated to be significant, and could be as high as 62%. This turnover would be in addition to the normal holdings turnover that would be experienced by the Portfolio as a result of its normal investment operations and redemption activity. Direct portfolio transaction costs associated with the Repositioning are currently estimated to be approximately $250,000 to $400,000. New York Life Investments and the Board agreed that the Portfolio will bear the direct portfolio transaction costs associated with the Repositioning.

In addition to direct portfolio transaction costs (e.g., brokerage commissions, transaction charges and related fees charged to the Portfolio), there will be potential indirect costs in connection with the Repositioning. For example, the process of buying and selling securities in connection with the Repositioning may impact the financial markets, resulting in market-impact cost to the Portfolio. The Portfolio will bear these indirect portfolio transaction costs. Following discussions with the Board, New York Life Investments represented that FIAM would institute measures designed to seek to minimize the impact of these indirect transaction costs on the Portfolio. In addition, New York Life Investments committed to provide the Board with a report on all transaction costs (both direct and indirect) incurred in connection with the Repositioning.

TAX IMPLICATIONS OF THE REPOSITIONING

Although the Portfolio is expected to recognize a gain or loss for federal income tax purposes in connection with the Repositioning, it is expected that shareholders generally would not recognize a gain or loss for federal income tax purposes.

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BOARD RECOMMENDATION

THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS OF THE PORTFOLIO VOTE “FOR” THE APPROVAL OF THE PROPOSED NEW SUBADVISORY AGREEMENT.

PROPOSAL TWO

APPROVAL TO RECLASSIFY THE DIVERSIFICATION STATUS OF THE PORTFOLIO FROM “DIVERSIFIED” TO “NON-DIVERSIFIED”

Section 5(b) of the 1940 Act requires mutual funds to be classified as either “diversified” or “non-diversified,” and a fund’s diversification status is considered a fundamental policy. Fundamental policies are those that may be modified or eliminated only with the approval of a “majority of the outstanding voting securities” of the Portfolio, as defined in the 1940 Act. In contrast, policies that are non-fundamental may be modified or eliminated by action of the Board, without shareholder action.

Why are Shareholders Being Asked to Approve a Change to the Portfolio’s Diversification Status?

In connection with New York Life Investments’ recommendation that the Board appoint FIAM as subadvisor to the Portfolio in replacement of MFS, New York life Investments also recommended that the Board approve a change in the Portfolio’s diversification status. New York Life Investments believes that a change in diversification status from diversified to non-diversified will provide the Portfolio with greater flexibility in executing its investment program, as repositioned. Accordingly, the Board reviewed the Portfolio’s current diversification status and, after careful consideration, has unanimously recommended that the Portfolio be classified as “non-diversified” to increase the investment flexibility of the Portfolio. If approved by shareholders, Proposal Two will take effect on or about November 30, 2018.

What Effect will the Proposed Change Have on the Portfolio?

Although this Proposal is intended to, among other things, provide New York Life Investments and FIAM with greater flexibility in managing the Portfolio, the Portfolio would continue to be managed subject to the limitations imposed by the 1940 Act and the rules and interpretive guidance provided thereunder, as well as the investment strategies, objectives and policies stated in the Prospectus and Statement of Additional Information.

The Portfolio’s current fundamental investment restriction regarding diversification states:

Each Portfolio […] shall be a “diversified company” as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

If the Proposal is approved by shareholders, the Portfolio’s classification as a “non-diversified” fund would read:

Each Portfolio, except […] MainStay VP Fidelity Institutional AMSM Utilities Portfolio […], shall be a “diversified company” as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time. […] MainStay VP Fidelity Institutional AMSM Utilities Portfolio […] shall […] be a “non-diversified company” as that term is defined in the 1940 Act, and as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

Would the Proposed Modification Change how the Portfolio is Managed?

Section 8(b) of the 1940 Act requires each series of an investment company to state whether it is “diversified” or “non-diversified,” as those terms are defined in the 1940 Act. As used in the 1940 Act, and as reflected in the Portfolio’s current fundamental investment restriction, a “diversified” portfolio means a portfolio which meets the following requirements: at least 75% of the value of its total assets is represented by cash and cash items (including receivables), government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5% of the value of the total assets of such management company and to not more than 10% of the outstanding voting securities of such issuer (the “75% test”). Under the 1940 Act, a “non-diversified” portfolio is any portfolio that is not considered “diversified” and is not, therefore, constrained by the 75% test.

As a result, a “non-diversified” portfolio is permitted to hold a greater percentage of its assets in the securities of a single issuer or fewer issuers. In addition, under the 1940 Act, a “non-diversified” portfolio is permitted to operate as a “diversified” portfolio, but a “diversified” portfolio cannot become “non-diversified” unless shareholders approve the change. Pursuant to Rule 13a-1 under the 1940 Act and applicable SEC guidance, if a “non-diversified” portfolio operates for more than three years as a “diversified” portfolio, it is then considered “diversified” for SEC diversification purposes, and New York Life Investments would need to present the change to the Board and then shareholders for approval if it recommends a change in diversification status back to “non-diversified.”

Funds like the Portfolio tend to have more concentrated benchmarks with limited investable opportunity sets. As a result, many mutual funds from other sponsors that focus on particular sectors, such as utilities, operate as “non-diversified” portfolios. The proposed change to the diversification policy will provide the Portfolio with greater flexibility in executing its investment program, as repositioned

If Proposal Two is approved by shareholders, the Portfolio would continue to be subject to diversification tests under Subchapter M of the Internal Revenue Code that apply to regulated investment companies. To qualify, among other requirements, the Portfolio must limit its investment so that, at the close of each quarter of the taxable year, (1) not more than 25% of the Portfolio’s total assets will be invested in the securities of a single issuer, and (2) with respect to 50% of its total assets, not more than 5% of its total assets will be invested in the securities of a single issuer and the Portfolio will not own more than 10% of the outstanding voting securities of a single issuer. The Portfolio would also continue to diversify its investments in accordance with regulations under Section 817(h) of the Internal Revenue Code, so that on the last day of each quarter of a calendar year, no more than 55% of the value of each separate account's proportionate share of the assets owned by each of the regulated investment companies in which it owns shares is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a single issuer are treated as one investment and each U.S. government agency or instrumentality is treated as a separate issuer. Any security issued, guaranteed, or insured (to the extent so guaranteed or insured) by the U.S. government or an agency or instrumentality of the U.S. government is treated as a security issued by the U.S. government or its agency or instrumentality, whichever is applicable.

Would the Proposed Modification Subject the Portfolio to New Principal Risks?

If Proposal Two is approved by shareholders, the Portfolio would be subject to “non-diversification risk.” As a non-diversified portfolio, the Portfolio may invest a significant portion of its assets in a smaller number of issuers than a diversified portfolio. Having a larger percentage of assets invested in a smaller number of issuers makes a non-diversified portfolio, like the Portfolio, more susceptible to the risk that one single event or occurrence can have a significant adverse impact upon the Portfolio.

Although the Portfolio would be permitted to operate as a non-diversified portfolio, the Portfolio may not always operate in this manner. The Portfolio’s diversification in this regard would depend on a number of factors, including an assessment of the investment opportunities available to the Portfolio and the associated risks. Thus, the Portfolio would have the ability, but would not be required to, operate as a diversified portfolio subject to the limitations of Rule 13a-1 under the 1940 Act, discussed above.

What did the Board Consider in Approving the Reclassification?

In approving Proposal Two, the Board considered a variety of factors, including that the change in the Portfolio’s diversification status would enable the Portfolio to take larger positions in the securities of a single issuer or a smaller number of issuers, which would provide more flexibility to manage the Portfolio pursuant to its planned investment program. The Board also considered the potential increased risks and performance volatility associated with a non-diversified strategy as well as FIAM’s experience managing substantially similar investment strategies as those anticipated for the Portfolio. In addition, the Board considered New York Life Investments’ recommendation with respect to this change.

Would any Changes be Made if the Proposal is Not Approved?

If shareholders do not approve Proposal Two, the Portfolio will continue to operate as a diversified company. New York Life Investments and the Board would consider whether any additional actions are necessary or appropriate.

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BOARD RECOMMENDATION

THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS OF THE PORTFOLIO VOTE “FOR” THE RECLASSIFICATION OF THE DIVERSIFICATION STATUS OF THE PORTFOLIO FROM DIVERSIFIED TO NON-DIVERSIFIED.

VOTING INFORMATION

This Proxy Statement is being provided in connection with the solicitation of proxies by the Board to solicit your vote for the Proposals at the Special Meeting, which will be held on November 26, 2018 at 11:00 a.m. Eastern time, at the offices of New York Life Investments, 51 Madison Avenue, New York, New York 10010.

You may vote in one of four ways:

•	complete and sign the enclosed proxy card and mail it to us in the enclosed prepaid return envelope (if mailed in the United States);

•	vote on the Internet at the website address printed on your proxy ballot;

•	call the toll-free number printed on your proxy ballot; or

•	vote in-person at the Special Meeting.

Please note, to vote via the Internet or telephone, you will need the “control number” that appears on your proxy card. Not all voting options may be available to you. Please see your proxy card for more details.

You may revoke a proxy once it is given, as long as it is submitted within the voting period, by submitting a later-dated proxy or a written notice of revocation to the Portfolio. You may also revoke your proxy by attending the Special Meeting in-person and voting your shares. All properly executed proxies received in time for the Special Meeting will be voted as specified in the proxy, or, if no specification is made, FOR each proposal.

Only shareholders of the Portfolio as of the close of business on the Record Date are entitled to receive notice of and to vote at the Special Meeting. Each share held as of the close of business on the Record Date is entitled to one vote. The presence in person or by proxy of shareholders (i.e., NYLIAC as the record owner of the Portfolio’s shares) entitled to cast 33⅓% of votes eligible to be cast at the Special Meeting will constitute a quorum for the conduct of all business. When a quorum is present, approval of a proposal will require the affirmative vote of the holders of a “majority of the outstanding voting securities” of the Portfolio, which is defined in the 1940 Act as the lesser of: (1) 67% or more of the voting securities of the Portfolio present at the Special Meeting, if the holders of more than 50% of the outstanding voting securities of the Portfolio are present in person or by proxy, or (2) more than 50% of the outstanding voting securities of the Portfolio. NYLIAC, as the holder of record of shares of the Portfolio, is required to “pass through” to its Policy Owners the right to vote shares of the Portfolio.

MainStay VP Funds Trust expects that NYLIAC will vote 100% of the shares of the Portfolio held by its separate account(s) in accordance with instructions from its Policy Owners. Under an “echo voting policy,” NYLIAC will vote shares for which no instructions have been received from its Policy Owners in the same proportion as it votes shares for which it has received instructions. No minimum number of voting instructions from Policy Owners is required before NYLIAC may vote the shares for which no voting instructions have been received. Because NYLIAC will vote its shares of the Portfolio in the same proportion as votes submitted by Policy Owners, it is possible that a small number of Policy Owners could determine the outcome of a proposal. Furthermore, as the majority record owner of the Portfolio’s shares, NYLIAC’s presence at the Special Meeting constitutes a quorum for the transaction of business.

The Special Meeting may be adjourned from time to time by vote of a majority of the shares represented at the Special Meeting in person or by proxy, whether or not a quorum is present, and the Special Meeting may be held as adjourned within a reasonable time after the original date set for the Special Meeting without further notice, provided that the time and place of the adjourned Special Meeting is announced during the meeting at which adjournment occurred and such adjourned meeting takes place within 60 calendar days from the date set for the original Special Meeting. The persons named as proxies will vote those shares that they are entitled to vote in favor of adjournment if adjournment is necessary to obtain a quorum or to obtain a favorable vote on any proposals. Business may be conducted once a quorum is present and may continue until adjournment of the Special Meeting. If the Special Meeting is adjourned to another time or place, notice need not be given of the adjourned Special Meeting at which the adjournment is taken, unless a new record date of the adjourned Special Meeting is fixed or the adjourned Special Meeting takes place 60 calendar days or more after the original date set for the Special Meeting. At any adjourned Special Meeting, the Trust may transact any business which might have been transacted at the original Special Meeting.

Although it is not expected that the Portfolio will receive abstentions and “broker non-votes” (i.e., shares held by brokers or nominees, typically in “street name,” as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter), abstentions and broker non-votes will be treated as present for purposes of determining a quorum, but will not be included in the denominator for purposes of calculating the number of votes required to approve any proposal to adjourn the Special Meeting. In addition, under the rules of the New York Stock Exchange, if a broker has not received instructions from beneficial owners or persons entitled to vote and the Proposals to be voted upon may “affect substantially” a shareholder’s rights or privileges, the broker may not vote the shares as to that proposal even if it has discretionary voting power. As a result, these shares also will be treated as broker non-votes for purposes of proposals that may “affect substantially” a shareholder’s rights or privileges (but will not be treated as broker non-votes for other proposals, including adjournment of the Special Meeting). Abstentions and broker non-votes will have the same effect as votes against the Proposal.

The individuals named as proxies on the enclosed proxy card will vote in accordance with the shareholder’s direction, as indicated thereon, if the proxy card is received and is properly executed. If a shareholder properly executes a proxy and gives no voting instructions with respect to the Proposals, the shares will be voted in favor of the Proposals.

Future Shareholder Proposals. A Policy Owner may request inclusion of certain proposals for action in the Trust’s proxy statement and on the Trust’s proxy card for shareholder meetings which the Policy Owner intends to introduce at such meeting. Any Policy Owner wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders’ meeting should send their written proposals to the MainStay VP Funds Trust at 51 Madison Avenue, New York, New York 10010. Any Policy Owner proposals must be presented within a reasonable time before the proxy materials for the next meeting are sent to Policy Owners to be considered for inclusion in the proxy materials. The timely submission of a proposal does not guarantee its inclusion in the proxy statement and is subject to limitations under the federal securities laws. The Trust is not required to hold regular meetings of shareholders, and to minimize its costs, does not intend to hold meetings of shareholders unless so required by applicable law, regulation, regulatory policy, or unless otherwise deemed advisable by the Board or the Trust’s management. Therefore, it is not practicable to specify a date by which proposals must be received in order to be incorporated in an upcoming proxy statement for a meeting of shareholders.

Solicitation Expenses and Other Expenses Related to the Special Meeting. The direct expenses relating to the Special Meeting, including the preparation, distribution, solicitation, and tabulation of the proxy and costs related to the necessary prospectus supplements, will be borne by the Portfolio. The Portfolio also will reimburse upon request persons holding shares as nominees for their reasonable expenses in sending soliciting material to their principals. The proxy costs are estimated to be approximately $130,000. The Portfolio has retained D.F. King, an AST One company, to provide proxy solicitation services in connection with the Special Meeting. Proxies will be solicited via regular mail and also may be solicited via telephone, e-mail or other personal contact by personnel of New York Life Investments, the Portfolio, their respective affiliates, or, in New York Life Investments’ discretion, a commercial firm retained for this purpose.

OTHER INFORMATION

Ownership of Shares

As of the Record Date, the Portfolio had 102,862,076 shares outstanding. As of the Record Date, there were 7,156,005 Initial Class shares outstanding and 95,706,070 Service Class shares outstanding. The following table contains information about the shareholders that owned of record or beneficially five percent or more of a class of the Portfolio’s outstanding shares as of September 21, 2018.

CLASS OF SHARES	NAME AND ADDRESS	NUMBER OF SHARES OWNED	PERCENTAGE OF CLASS
Initial Class	NYLIAC Variable Annuity Separate Account III	3,274,031	45.8%
Initial Class	NYLIAC VUL Separate Account I	3,533,309	49.4%
Service Class	NYLIAC Variable Annuity Separate Account III	31,153,470	32.6%
Service Class	NYLIAC Variable Annuity Separate Account IV	62,423,685	65.2%

The address for each shareholder is 51 Madison Avenue, New York, New York 10010.

As of December 31, 2017, the officers and Trustees as a group owned less than 1% of the Portfolio.

Vote of Portfolio Shares by New York Life Investments.

MainStay VP Funds Trust also has four asset allocation portfolios (the “Asset Allocation Portfolios”), which may invest in and own shares of the Portfolio directly. Please note that New York Life Investments, the Asset Allocation Portfolios’ investment manager, will vote the shares of these Portfolios pursuant to established policies and procedures designed to address potential conflicts of interest that may arise in this context, which may include causing the shares held by the Asset Allocation Portfolios to be voted in accordance with the recommendation of an independent service provider.

Householding

Unless you have instructed the Portfolio not to, only one copy of this proxy solicitation may be mailed to multiple Policy Owners who the Trust share a mailing address (a “Household”). If you need additional copies of this proxy solicitation, please contact the Trust by calling toll-free 800-598-2019. If you do not want the mailing of your proxy solicitation materials to be combined with those of other members of your Household in the future, or if you are receiving multiple copies and would rather receive just one copy for your Household, please inform the Trust in writing or via telephone at the address or telephone number listed below.

Shareholder Reports

The Portfolio will furnish without charge, upon request, a printed version of the most recent Annual/Semiannual Reports to Policy Owners. To obtain information, or for shareholder inquiries, contact the Distributor of the Portfolio’s shares by writing New York Life Insurance and Annuity Corporation, Attn: MainStay VP Funds Trust, 51 Madison Avenue, New York, New York 10010, or by calling toll-free 800-598-2019.

Distributor

NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, New Jersey 07302, a limited liability company organized under the laws of Delaware, serves as the Portfolio’s principal underwriter and distributor for the Portfolio’s shares pursuant to an Amended and Restated Distribution Agreement dated August 1, 2014.

Administrator

Pursuant to the Management Agreement with regard to the Portfolio, New York Life Investments, subject to the oversight of the Board, and in conformity with the stated policies of the Portfolio, administers the Portfolio’s business affairs.

Trustees

Mr. Jacques P. Perold currently serves as a Trustee of the Trust. As of September 26, 2018, Mr. Perold beneficially owned notes issued by a control affiliate of FIAM. These notes may be securities issued by a control affiliate of FIAM. Therefore, if the Proposed New Subadvisory Agreement is approved by shareholders of the Portfolio and Mr. Perold continues to hold these notes, Mr. Perold may be deemed to be an “interested person” with respect to the Portfolio. However, Mr. Perold would not be considered an “interested person” with respect to any other series of the Trust or with respect to the Trust as a whole.

EXHIBIT A

MAINSTAY VP FUNDS TRUST

FORM OF SUBADVISORY AGREEMENT

This Subadvisory Agreement is effective as of the ___ day of ____________, 2018 (the “Agreement”), between New York Life Investment Management LLC, a Delaware limited liability company (the “Manager”) and FIAM LLC, a Delaware limited liability company (the “Subadvisor”).

WHEREAS, MainStay VP Funds Trust (the “Trust” or “Registrant”), is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, management investment company; and

WHEREAS, the Trust is authorized to issue separate series, each of which may offer a separate class of shares of beneficial interest, each series having its own investment objective or objectives, policies and limitations; and

WHEREAS, the Trust currently offers shares in multiple series, may offer shares of additional series in the future, and intends to offer shares of additional series in the future; and

WHEREAS, the Manager entered into a Management Agreement with the Trust, on behalf of its separate series (the “Management Agreement”); and

WHEREAS, under the Management Agreement, the Manager has agreed to provide certain investment advisory and related administrative services to the Trust; and

WHEREAS, the Management Agreement permits the Manager to delegate certain of its investment advisory duties under the Management Agreement to one or more subadvisors; and

WHEREAS, the Manager wishes to retain the Subadvisor to furnish certain investment advisory services to one or more of the series of the Trust and manage such portion of the Trust as the Manager shall from time to time direct, and the Subadvisor is willing to furnish such services; and

NOW, THEREFORE, in consideration of the premises and the promises and mutual covenants herein contained, it is agreed between the Manager and the Subadvisor as follows:

1.       Appointment. The Manager hereby appoints FIAM LLC to act as Subadvisor to the series of the Trust designated on Schedule A of this Agreement (each a “Series” or “Portfolio”) with respect to all, or a portion of the assets of the Series designated by the Manager as allocated to the Subadvisor (the “Allocated Assets”), subject to such written instructions, including any redesignation of Allocated Assets and supervision as the Manager may from time to time furnish for the periods and on the terms set forth in this Agreement. The Subadvisor accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

In the event that the Registrant designates one or more series other than the Series with respect to which the Manager wishes to retain the Subadvisor to render investment advisory services hereunder, it shall notify the Subadvisor in writing. If the Subadvisor is willing to render such services, it shall notify the Manager in writing, whereupon such series shall become a Series hereunder, and be subject to this Agreement, and Schedule A shall be revised accordingly.

2.       Portfolio Management Duties. Subject to the supervision of the Manager and the oversight of the Trust’s Board of Trustees (“Board”), the Subadvisor will provide a continuous investment program for the Series’ Allocated Assets and determine the composition of the assets of the Series’ Allocated Assets, including determination of the purchase, retention or sale of the securities, cash and other investments contained in the Portfolio. The Subadvisor will conduct investment research and conduct a continuous program of evaluation, investment, sales and reinvestment of the Series’ Allocated Assets by determining the securities and other investments that shall be purchased, entered into, sold, closed or exchanged for the Series, when these transactions should be executed, and what portion of the Allocated Assets of the Series should be held in the various securities and other investments in which it may invest, and the Subadvisor is hereby authorized to execute and perform such services on behalf of the Series. The Subadvisor will provide the services under this Agreement in accordance with the Series’ investment objective or objectives, policies and restrictions as stated in the Trust’s Registration Statement filed with the Securities and Exchange Commission (the “SEC”), as amended, copies of which shall be delivered to the Subadvisor by the Manager. The Subadvisor further agrees as follows:

(a)       The Subadvisor understands that the Allocated Assets of the Series need to be managed so as to permit the Series to qualify or continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (“Code”), and will coordinate efforts with the Manager with that objective, and to comply with the diversification requirements of Section 817(h) of the Code, and the regulations issued thereunder, as applicable.

(b)       The Subadvisor will conform with the 1940 Act and all rules and regulations thereunder, all other applicable federal and state laws and regulations, the Subadvisor’s Rule 38a-1 policies and procedures, which will be approved by the Board as applicable to the Trust, any applicable procedures adopted by the Trust’s Board of which a copy has been delivered to the Subadvisor, and the provisions of the Registration Statement of the Trust under the Securities Act of 1933, as amended (the “1933 Act”), and the 1940 Act, as supplemented or amended, copies of which shall be delivered to the Subadvisor by the Manager.

(c)       On occasions when the Subadvisor deems the purchase or sale of a security to be in the best interest of the Series as well as of other investment advisory clients of the Subadvisor or any of its affiliates, the Subadvisor may, to the extent permitted by applicable laws and regulations, but shall not be obligated to, aggregate the securities to be so sold or purchased with those of its other clients where such aggregation is not inconsistent with the policies set forth in the Registration Statement. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadvisor in a manner that, over time, is fair and equitable in the judgment of the Subadvisor in the exercise of its fiduciary obligations to the Trust and to such other clients, subject to review by the Manager and the Board. The Manager recognizes that in some cases this procedure may adversely affect the results obtained for the Series or Registrant.

(d)       In connection with the purchase and sale of securities for the Series, the Subadvisor will arrange for the transmission to the custodian and portfolio accounting agent for the Series, on a daily basis, such confirmation, trade tickets and other documents and information, including, but not limited to, CUSIP, Sedol or other numbers that identify securities (such as ISIN code) to be purchased or sold on behalf of the Series, as may be reasonably necessary to enable the custodian and portfolio accounting agent to perform their administrative and recordkeeping responsibilities with respect to the Series. With respect to Portfolio securities to be purchased or sold through the Depository Trust and Clearing Corporation, the Subadvisor will arrange for the automatic transmission of the confirmation of such trades to the Registrant’s custodian and portfolio accounting agent.

(e)       The Subadvisor will provide reasonable assistance, upon request, to the custodian and portfolio accounting agent for the Registrant in determining or confirming, consistent with the procedures and policies stated in the Registration Statement for the Trust, the value of any Portfolio securities or other Allocated Assets of the Series for which the custodian and portfolio accounting agent seek assistance from, or which they identify for review by, the Subadvisor. The Manager and the Registrant agree that the Subadvisor is not a pricing agent for the Series, and that the Manager and the Registrant are responsible for valuation of the Portfolio assets.

(f)       The Subadvisor will make available to the Trust and the Manager, promptly upon request, all of the Series’ investment records and ledgers maintained by the Subadvisor (which shall not include the records and ledgers maintained by the custodian or portfolio accounting agent for the Registrant), as are necessary to assist the Registrant and the Manager to comply with requirements of the 1940 Act and the Investment Advisers Act of 1940, as amended (the “Advisers Act”), as well as other applicable laws. The Subadvisor will furnish to regulatory agencies having the requisite authority information or reports in connection with such services that may be legitimately requested in order to ascertain whether the operations of the Registrant are being conducted in a manner consistent with applicable laws and regulations.

(g)       The Subadvisor will provide reports to the Trust’s Board, for consideration at meetings of the Board, on the investment program for the Series and the issuers and securities represented in the Series’ Allocated Assets, and will furnish the Trust’s Board with respect to the Series such periodic and special reports as the Trustees and the Manager may reasonably request.

(h)       In rendering the services required under this Agreement, the Subadvisor may, from time to time, employ or associate with itself such entity, entities, person or persons as it believes necessary to assist it in carrying out its obligations under this Agreement. The Subadvisor may not, however, retain as subadvisor any company that would be an “investment adviser” as that term is defined in the 1940 Act, to the Series unless the contract with such company is approved by a majority of the Registrant’s Board and by a majority of the applicable Trustees who are not parties to any agreement or contract with such company and who are not “interested persons” as defined in the 1940 Act, of the Trust, the Manager, the Subadvisor or any such company that is retained as subadvisor, and also is approved by the vote of a majority of the outstanding voting securities of the applicable Series of the Trust to the extent required by the 1940 Act. The Subadvisor shall be responsible for making reasonable inquiries and for reasonably ensuring that any employee of the Subadvisor, any subadvisor that the Subadvisor has employed or with which it has associated with respect to the Series, or any employee thereof has not, to the best of the Subadvisor’s knowledge, in any material connection with the handling of Trust assets:

(i)       been convicted, within the last ten (10) years, of any felony or misdemeanor arising out of conduct involving embezzlement, fraudulent conversion or misappropriation of funds or securities, involving violations of Sections 1341, 1342, or 1343 of Title 18, United States Code, or involving the purchase or sale of any security; or

(ii)       been found by any state regulatory authority, within the last ten (10) years, to have violated or to have acknowledged violation of any provision of any state insurance law involving fraud, deceit or knowing misrepresentation; or

(iii)       been found by any federal or state regulatory authorities, within the last ten (10) years, to have violated or to have acknowledged violation of any provision of federal or state securities laws involving fraud, deceit or knowing misrepresentation.

(i)       The Subadvisor is authorized to retain legal counsel and financial advisors and to negotiate and execute documentation relating to investments in the Allocated Assets or Portfolio, at the expense of the Allocated Assets or Portfolio. Such documentation may relate to investments to be made or sold, currently held or previously held. The authority shall include, without limitation: (i) documentation relating to private placements and bank debt; (ii) waivers, consents, amendments or other modifications relating to investments; and (iii) purchase agreements, sales agreements, commitment letters, pricing letters, registration rights agreements, indemnities and contributions, escrow agreements and other investment related agreements. Manager represents that the Allocated Assets or Portfolio can settle such private placements.

3.       Compensation. For the services provided and the expenses assumed pursuant to this Agreement, the Manager shall pay the Subadvisor as compensation therefor, a fee equal to the percentage of the Allocated Assets constituting the respective Series’ average daily net assets as described in the attached Schedule A. Expense caps or fee waivers for the Series that may be agreed to by the Manager, but not agreed to in writing by the Subadvisor, shall not cause a reduction in the amount of the payment to the Subadvisor.

4.       Broker-Dealer Selection. The Subadvisor is responsible for decisions to buy and sell securities and other investments for the Series’ Allocated Assets, for broker-dealer selection and for negotiation of brokerage commission rates. The Subadvisor’s primary consideration in effecting a security transaction will be to obtain the best execution for the Series, taking into account the factors specified in the Prospectus and/or Statement of Additional Information for the Trust. Accordingly, the price to the Series in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified, in the judgment of the Subadvisor in the exercise of its fiduciary obligations to the Trust, by other aspects of the portfolio execution services offered. Subject to such policies as the Board may determine, and consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended, and the rules and interpretations of the SEC thereunder, the Subadvisor shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Series to pay a broker-dealer for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Subadvisor or its affiliate determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the Subadvisor’s or its affiliate’s overall responsibilities with respect to the Series and to their other clients as to which they exercise investment discretion. To the extent consistent with these standards and the Trust’s Procedures for Securities Transactions with Affiliated Brokers pursuant to Rule 17e-1, the Subadvisor is further authorized to allocate the orders placed by it on behalf of the Series to the (i) Subadvisor if it is registered as a broker-dealer with the SEC, (ii) its affiliated broker-dealer, or (iii) such brokers and dealers who also provide research, statistical material or other services to the Series, the Subadvisor or an affiliate of the Subadvisor. Such allocation shall be in such amounts and proportions as the Subadvisor shall determine consistent with the above standards and the Subadvisor will report on said allocation regularly to the Board, indicating the broker-dealers to which such allocations have been made and the basis therefor.

5.       Disclosure about Subadvisor. The Subadvisor has reviewed the post-effective amendment to the Registration Statement for the Trust filed with the SEC that contains disclosure about the Subadvisor and represents and warrants that, with respect to the disclosure about the Subadvisor or information relating directly or indirectly to the Subadvisor, such Registration Statement contains, as of the date hereof, no untrue statement of any material fact and does not omit any statement of a material fact which was required to be stated therein or necessary to make the statements contained therein not misleading. The Subadvisor further represents and warrants that it is a duly registered investment adviser under the Advisers Act and has notice filed in all states in which the Subadvisor is required to make such filings.

6.       Expenses. During the term of this Agreement, the Subadvisor will pay all expenses incurred by it and its staff for their activities in connection with its portfolio management duties under this Agreement. The Manager or the Trust shall be responsible for all the expenses of the Registrant’s operations, including, but not limited to:

(a)       the fees and expenses of Trustees who are not interested persons of the Manager or of the Registrant;

(b)       the fees and expenses of each Series which relate to: (i) the custodial function and recordkeeping connected therewith; (ii) the maintenance of the required accounting records of the Series not being maintained by the Manager; (iii) the pricing of the Series’ shares, including the cost of any pricing service or services that may be retained pursuant to the authorization of the Registrant’s Trustees; and (iv) for both mail and wire orders, the cashiering function in connection with the issuance and redemption of the Series’ shares;

(c)       the fees and expenses of the Registrant’s transfer and dividend disbursing agent, that may be the custodian, which relate to the maintenance of each shareholder account;

(d)       the charges and expenses of legal counsel and independent accountants for the Registrant;

(e)       brokers’ commissions and any issue or transfer taxes chargeable to the Registrant in connection with its securities transactions on behalf of the Series;

(f)       all taxes and business fees payable by the Registrant or the Series to federal, state or other governmental agencies;

(g)       the fees of any trade association of which the Registrant may be a member;

(h)       the cost of share certificates representing the Series’ shares;

(i)       the fees and expenses involved in registering and maintaining registrations of the Registrant and of its Series with the SEC, registering the Trust as a broker or dealer and qualifying its shares under state securities laws, including the preparation and printing of the Registrant’s registration statements and prospectuses for filing under federal and state securities laws for such purposes;

(j)       allocable communications expenses with respect to investor services and all expenses of shareholders’ and Trustees’ meetings and of preparing, printing and mailing reports to shareholders in the amount necessary for distribution to the shareholders;

(k)       litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Registrant’s business; and

(l)       any expenses assumed by the Series pursuant to a Plan of Distribution adopted in conformity with Rule 12b-1 under the 1940 Act.

7.       Compliance.

(a)       The Subadvisor agrees to assist the Manager and the Trust in complying with the Registrant’s obligations under Rule 38a-1 under the 1940 Act, including but not limited to: (i) periodically providing the Registrant’s Chief Compliance Officer with requested information about and independent third-party reports (if available) in connection with the Subadvisor’s compliance program adopted pursuant to Rule 206(4)-7 under the Advisers Act (“Subadvisor’s Compliance Program”); (ii) reporting any material deficiencies in the Subadvisor’s Compliance Program to the Registrant’s Chief Compliance Officer within a reasonable time following the Subadvisor becoming aware of such deficiency; and (iii) reporting any material changes to the Subadvisor’s Compliance Program as they relate to the Series to the Trust’s Chief Compliance Officer within a reasonable time. The Subadvisor understands that the Board is required to approve the Subadvisor’s Compliance Program on at least an annual basis, and acknowledges that this Agreement is conditioned upon the Board’ approval of the Subadvisor’s Compliance Program.

(b)       The Subadvisor agrees that it shall immediately notify the Manager and the Registrant’s Chief Compliance Officer: (i) in the event that the SEC has censured the Subadvisor, placed limitations upon its activities, functions or operations, suspended or revoked its registration as an investment adviser or commenced proceedings or an investigation that, in the reasonable judgment of the Subadvisor, is highly likely to result in any of these actions; or (ii) upon having a reasonable basis for believing that the Series has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Subadvisor further agrees to notify the Manager immediately of any material fact known to the Subadvisor about the Subadvisor that is not contained in the Registration Statement or prospectus for the Registrant and which is otherwise required to be in the Registration Statement or prospectus for the Registrant, or any amendment or supplement thereto, or upon the Subadvisor becoming aware of any statement contained therein about the Subadvisor that becomes untrue in any material respect.

(c)       The Manager agrees that it shall immediately notify the Subadvisor: (i) in the event that the SEC has censured the Manager or the Registrant, placed limitations upon either of their activities, functions or operations, suspended or revoked the Manager’s registration as an investment adviser or commenced proceedings or an investigation that, in the reasonable judgment of the Manager, is highly likely to result in any of these actions; or (ii) upon having a reasonable basis for believing that the Series has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code.

8.       Documents. The Manager has delivered to the Subadvisor copies of each of the following documents and will deliver to it all future amendments and supplements, if any:

(a)       Declaration of Trust of the Trust, as amended from time to time, as filed with the Secretary of the State of Delaware (such Declarations of Trust, as in effect on the date hereof and as amended from time to time, are herein called the “Declarations of Trust”);

(b)       By-Laws of the Trust, as amended from time to time (such By-Laws, as in effect on the date hereof and as amended from time to time, are herein called the “By-Laws”);

(c)       Certified Resolutions of the Trust’s Trustees authorizing the appointment of the Subadvisor and approving the form of this Agreement;

(d)       Registration Statement under the 1940 Act and the Securities Act of 1933, as amended, on Form N-lA, as filed with the SEC relating to the Series and the Series’ shares, and all amendments thereto;

(e)       Notification of Registration of the Trust under the 1940 Act on Form N-8A, as filed with the SEC, and all amendments thereto; and

(f)       Prospectus and Statement of Additional Information of the Portfolio.

The Manager agrees that it shall provide all other information to the Subadvisor as the Subadvisor shall reasonably require to enable it to perform its duties hereunder.

9.       Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Subadvisor hereby agrees that all records that it maintains for the Series are the property of the Registrant and further agrees to surrender promptly to the Registrant copies of any of such records upon the Registrant’s or the Manager’s request; provided, however, that the Subadvisor may, at its own expense, make and retain a copy of such records to the extent required for it to comply with applicable laws. The Subadvisor further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-l under the 1940 Act and to preserve the records relating to its activities hereunder required by Rule 204-2 under the Advisers Act for the period specified in the Rule. Notwithstanding the foregoing, the Subadvisor has no responsibility for the maintenance of the records for each Series, except for those related to the Allocated Assets.

10.       Cooperation. Each party to this Agreement agrees to cooperate with each other party and with all appropriate governmental authorities having the requisite jurisdiction (including, but not limited to, the SEC) in connection with any investigation or inquiry relating to this Agreement or the Registrant.

11.       Representations Respecting Subadvisor. The Manager and the Trust agree that neither the Registrant, the Manager, nor affiliated persons of the Registrant, or the Manager shall, except with the prior permission of the Subadvisor, give any information or make any representations or statements in connection with the sale of shares of the Series concerning the Subadvisor or the Series other than the information or representations contained in the Registration Statement, Prospectus or Statement of Additional Information for the Trust’s shares, as they may be amended or supplemented from time to time, or in reports or proxy statements for the Trust, or in sales literature or other promotional material approved in advance by the Subadvisor.

The Subadvisor hereby grants to the Adviser during the term of this Agreement, the right and license to use the Subadvisor’s name and registered and unregistered trademarks, service marks and logos on the Adviser's website(s) and in other materials solely for the purposes of disclosing and promoting the relationship between the parties described herein. In accordance with the exercise of the license rights granted in the preceding sentence, the Adviser and Subadvisor agree that the terms of the Service Mark License Agreement shall govern.

12.       Confidentiality.

Each of the Manager and the Subadvisor will treat as proprietary and confidential any information obtained in connection with its performance under this Subadvisory Agreement, including all records and information pertaining to the Series and their prior, present or potential shareholders, and the businesses and operations of each party, unless required by law. Neither the Manager nor the Subadvisor will use such information for any purpose other than the performance of its responsibilities and duties hereunder. Except for a limited number of employees, attorneys, accountants and other advisers of the recipient and its affiliates on a need-to-know basis and solely for the purposes of rendering services under this Subadvisory Agreement, such information may not be disclosed to any third party except after prior notification to and approval in writing by the disclosing party and/or, if applicable, the Series, unless such disclosure is expressly required or requested by applicable federal or state regulatory authorities or otherwise required by law. Confidential information of a party shall not include information that has been disclosed to the public, becomes available to the public through no fault of the other party or which is disclosed to the other party by a third party who had lawfully obtained such information and without a breach of the third party’s confidentiality obligations.

13.       Control. Notwithstanding any other provision of the Agreement, and while acknowledging that the Subadvisor will have sole day-to-day responsibility for the investment program for the Series’ Allocated Assets as described in Section 2, it is understood and agreed that the Manager shall at all times retain the ultimate responsibility for and control of all functions performed pursuant to this Agreement, and reserves the right to direct, approve or disapprove any action hereunder taken on its behalf by the Subadvisor.

14.       Liability. Except as may otherwise be required by the 1940 Act or the rules thereunder or other applicable law, the Trust and the Manager agree that the Subadvisor, any affiliated person of the Subadvisor, and each of the Subadvisor’s directors, officers, employees, and agents , shall not be liable for, or subject to any damages, expenses or losses in connection with, any act or omission connected with or arising out of any services rendered under this Agreement, except by reason of willful misfeasance, bad faith or gross negligence in the performance of the Subadvisor’s duties, or by reason of reckless disregard of the Subadvisor’s obligations and duties under this Agreement.

Nothing in this section shall be deemed a limitation or waiver of any obligation or duty that may not by law be limited or waived.

15.       Indemnification.

(a)       The Manager agrees to indemnify and hold harmless the Subadvisor, any affiliated person of the Subadvisor, and each of the Subadvisor’s directors, officers, employees, and agents (all of such persons being referred to as “Subadvisor Indemnified Persons”) against any and all losses, claims, damages, liabilities or litigation (including legal and other expenses) to which a Subadvisor Indemnified Person may become subject under the 1933 Act, the 1940 Act, the Advisers Act, the Internal Revenue Code, under any other statute, at common law or otherwise, arising out of the Manager’s responsibilities to the Trust, which: (i) may be based upon any willful misfeasance, bad faith or gross negligence in the performance of the Manager’s duties or reckless disregard of the Manager’s obligations and duties under this Agreement, or by any of its directors, officers, employees, and/or agents acting on behalf of the Manager, or (ii) may be based upon any untrue statement or alleged untrue statement of a material fact supplied by, or which is the responsibility of, the Manager and contained in the Registration Statement or Prospectus covering shares of the Registrant or Series, or any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact known or which should have been known to the Manager and was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to the Manager, the Registrant or to any affiliated person of the Manager by a Subadvisor Indemnified Person; provided, however, that in no case shall the indemnity in favor of the Subadvisor Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of obligations and duties under this Agreement.

(b)       Notwithstanding Section 14 of this Agreement, the Subadvisor agrees to indemnify and hold harmless the Manager, any affiliated person of the Manager, and each of the Manager’s directors, officers, employees, and agents (all of such persons being referred to as “Manager Indemnified Persons”) against any and all losses, claims, damages, liabilities or litigation (including legal and other expenses) to which a Manager Indemnified Person may become subject under the 1933 Act, 1940 Act, the Advisers Act, the Internal Revenue Code, under any other statute, at common law or otherwise, arising out of the Subadvisor’s responsibilities as Subadvisor of the Series, which: (i) may be based upon any willful misfeasance, bad faith or gross negligence in the performance of the Subadvisor’s duties, or by reason of reckless disregard of the Subadvisor’s obligations and duties under this Agreement, or by any of its directors, officers, employees, and/or agents, or (ii) may be based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or Prospectus covering the shares of the Registrant or Series, or any amendment or supplement thereto, or the omission or alleged omission to state therein a material fact known or which should have been known to the Subadvisor and was required to be stated therein or necessary to make the statements therein not misleading, if such a statement or omission was made in reliance upon information furnished to the Manager, the Registrant or any affiliated person of the Manager or the Registrant by the Subadvisor or any affiliated person of the Subadvisor; provided, however, that in no case shall the indemnity in favor of a Manager Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

(c)       The Manager shall not be liable under Paragraph (a) of this Section 15 with respect to any claim made against a Subadvisor Indemnified Person unless such Subadvisor Indemnified Person shall have notified the Manager in writing within a reasonable time after the summons, notice or other first legal process or notice giving information of the nature of the claim shall have been served upon such Subadvisor Indemnified Person (or after such Subadvisor Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Manager of any such claim shall not relieve the Manager from any liability that it may have to the Subadvisor Indemnified Person against whom such action is brought otherwise than on account of this Section 15. In case any such action is brought against the Subadvisor Indemnified Person, the Manager will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Subadvisor Indemnified Person, to assume the defense thereof, with counsel satisfactory to the Subadvisor Indemnified Person. If the Manager assumes the defense of any such action and the selection of counsel by the Manager to represent both the Manager and the Subadvisor Indemnified Person would result in a conflict of interest and, therefore, would not, in the reasonable judgment of the Subadvisor Indemnified Person, adequately represent the interests of the Subadvisor Indemnified Person, the Manager will, at its own expense, assume the defense with counsel to the Manager and, also at its own expense, with separate counsel to the Subadvisor Indemnified Person, which counsel shall be satisfactory to the Manager and to the Subadvisor Indemnified Person. The Subadvisor Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Manager shall not be liable to the Subadvisor Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Subadvisor Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation. The Manager shall not have the right to compromise on or settle the litigation without the prior written consent of the Subadvisor Indemnified Person if the compromise or settlement results, or may result, in a finding of wrongdoing on the part of the Subadvisor Indemnified Person.

(d)       The Subadvisor shall not be liable under Paragraph (b) of this Section 15 with respect to any claim made against a Manager Indemnified Person unless such Manager Indemnified Person shall have notified the Subadvisor in writing within a reasonable time after the summons, notice or other first legal process or notice giving information of the nature of the claim shall have been served upon such Manager Indemnified Person (or after such Manager Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Subadvisor of any such claim shall not relieve the Subadvisor from any liability that it may have to the Manager Indemnified Person against whom such action is brought otherwise than on account of this Section 15. In case any such action is brought against the Manager Indemnified Person, the Subadvisor will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Manager Indemnified Person, to assume the defense thereof, with counsel satisfactory to the Manager Indemnified Person. If the Subadvisor assumes the defense of any such action and the selection of counsel by the Subadvisor to represent both the Subadvisor and the Manager Indemnified Person would result in a conflict of interest and, therefore, would not, in the reasonable judgment of the Manager Indemnified Person, adequately represent the interests of the Manager Indemnified Person, the Subadvisor will, at its own expense, assume the defense with counsel to the Subadvisor and, also at its own expense, with separate counsel to the Manager Indemnified Person, which counsel shall be satisfactory to the Subadvisor and to the Manager Indemnified Person. The Manager Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Subadvisor shall not be liable to the Manager Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Manager Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation. The Subadvisor shall not have the right to compromise on or settle the litigation without the prior written consent of the Manager Indemnified Person if the compromise or settlement results, or may result, in a finding of wrongdoing on the part of the Manager Indemnified Person.

16.       Services Not Exclusive. The services furnished by the Subadvisor hereunder are not to be deemed exclusive, and except as the Subadvisor may otherwise agree in writing, the Subadvisor shall be free to furnish similar services to others so long as its services under this Agreement are not impaired thereby. Nothing in this Agreement shall limit or restrict the right of any director, officer or employee of the Subadvisor, who may also be a Trustee, officer or employee of the Registrant, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.

17.       Duration and Termination. This Agreement shall become effective on the date first indicated above. Unless terminated as provided herein, the Agreement shall remain in full force and effect for an initial period of two (2) years from the date first indicated above when following a shareholder approval, and otherwise a period of one (1) year, and continue on an annual basis thereafter with respect to the Series, provided that such continuance is specifically approved each year by: (a) the vote of a majority of the entire Board or by the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Series; and (b) the vote of a majority of those applicable Trustees who are not parties to this Agreement or interested persons (as such term is defined in the 1940 Act) of any such party to this Agreement cast in person at a meeting called for the purpose of voting on such approval. Any approval of this Agreement by the holders of a majority of the outstanding shares (as defined in the 1940 Act) of a Series shall be effective to continue this Agreement with respect to the Series notwithstanding: (i) that this Agreement has not been approved by the holders of a majority of the outstanding shares of any other Series; or (ii) that this Agreement has not been approved by the vote of a majority of the outstanding shares of the Registrant, unless such approval shall be required by any other applicable law or otherwise. Notwithstanding the foregoing, this Agreement may be terminated for each or any Series hereunder: (A) by the Manager at any time without penalty, upon sixty (60) days’ written notice to the Subadvisor and the Registrant; (B) at any time without payment of any penalty by the Registrant, upon the vote of a majority of the Trust’s Board or a majority of the outstanding voting securities of each Portfolio, upon sixty (60) days’ written notice to the Manager and the Subadvisor; or (C) by the Subadvisor at any time without penalty, upon sixty (60) days’ written notice to the Manager and the Registrant. In the event of termination for any reason, all records of each Series for which the Agreement is terminated shall promptly be returned to the Manager or the Registrant, free from any claim or retention of rights in such record by the Subadvisor; provided, however, that the Subadvisor may, at its own expense, make and retain a copy of such records. The Agreement shall automatically terminate in the event of its assignment (as such term is defined in Section 2(a)(4) of the 1940 Act) or in the event the Management Agreement between the Manager and the Registrant is assigned or terminates for any other reason. In the event this Agreement is terminated or is not approved in the manner described above, the Sections numbered 2(f), 9, 10, 12, 14, 15 and 19 of this Agreement shall remain in effect, as well as any applicable provision of this Section 17.

18.       Amendments. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no material amendment of this Agreement shall be effective until approved by an affirmative vote of: (i) the holders of a majority of the outstanding voting securities of the Series; and (ii) the Trustees of the Trust, including a majority of the Trustees of the Trust who are not interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, if such approval is required by applicable law.

19.       Use of Name.

(a)       It is understood that the name New York Life, New York Life Investment Management, MainStay or any derivative thereof or logo associated with that name is the valuable property of the Manager and/or its affiliates, and that the Subadvisor has the right to use such name (or derivative or logo) only with the approval of the Manager and only so long as the Manager is Manager to the Registrant and/or the Series. Upon termination of the Management Agreement between the Registrant and the Manager, the Subadvisor shall forthwith cease to use such name (or derivative or logo).

(b)       It is understood that the Subadvisor’s name and registered and unregistered trademarks, service marks and logos (e.g., FIAM and Fidelity Institutional AM and the Fidelity Investments logo) are the valuable property of the Subadvisor and its affiliates and that the Registrant and/or the Series have the right to use such name (or logo) in offering materials of the Trust sales materials with respect to the Trust with the approval of the Subadvisor during the term of this Agreement solely for the purposes of disclosing and promoting the relationship between the parties described herein. In accordance with the exercise of the license rights granted in the preceding sentence, the Adviser and Subadvisor agree that the terms of the Service Mark License Agreement shall govern. Upon termination of this Agreement, the Registrant shall forthwith cease to use such name (or derivative or logo).

20.       Proxies; Class Actions.

(a)       Manager authorizes Subadvisor to vote proxies for securities held in the Allocated Assets of the Series pursuant to Subadvisor’s policies and procedures and according to Subadvisor’s proxy voting guidelines, of which the Manager hereby acknowledges receipt. Subadvisor will maintain appropriate records regarding proxy voting for the Allocated Assets. Subadvisor is authorized and directed to instruct the custodian to forward promptly to Subadvisor copies of all proxies and shareholder communications relating to securities held in the Allocated Assets (other than materials relating to legal proceedings). Manager agrees that Subadvisor will not be responsible with regard to the voting of proxies if Subadvisor has not received such proxies or related shareholder communications on a timely basis. Subadvisor has the authority to engage a service provider to assist with administrative functions related to voting proxies for the Allocated Assets. Manager may obtain a copy of Subadvisor’s proxy voting policies and procedures and information about how Subadvisor voted with respect to Fund securities by contacting Subadvisor at the address and/or telephone number listed below.

(b)       Manager acknowledges and agrees that the Subadvisor shall not be responsible for taking any action or rendering advice with respect to any class action claim relating to any assets held in the Allocated Assets or Series. Manager will instruct the applicable service providers not to forward to the Subadvisor any information concerning such actions. The Subadvisor will, however, forward to Manager any information it receives from third parties regarding any legal matters involving any asset held in the Allocated Assets or Series.

21.       Notice. Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to the Manager at New York Life Investment Management, 30 Hudson Street, Jersey City, New Jersey 07302, Attention: Chief Operating Officer, with a copy to General Counsel; or (2) to the Subadvisor at FIAM LLC:

900 Salem Street, OT3N1
Smithfield, RI 02917
Attention: Casey Condron, SVP Head of Relationship Management
Fax: 617 872-5601
Email: Casey.Condron@fmr.com

With a copy to:
Fidelity Investments
900 Salem Street, OT1N3
Smithfield, RI 02917
Attention: Andrea O’Keefe, Legal Counsel
Fax: 617 217-6690
Email: andrea.okeefe@fmr.com

Manager and Subadvisor each acknowledges its consent to electronic delivery, including via email or facsimile, of any documents or materials required and/or provided by one to the other related to services provided under this Agreement. Either party may revoke this consent and request any such documents or materials to be mailed, in lieu of electronic delivery, at any time upon reasonable notice to the other.

22.       Miscellaneous.

(a)       This Agreement shall be governed by the laws of the State of New York, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act or rules or orders of the SEC thereunder. The term “affiliate” or “affiliated person” as used in this Agreement shall mean “affiliated person” as defined in Section 2(a)(3) of the 1940 Act;

(b)       The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect;

(c)       To the extent permitted under Section 17 of this Agreement, this Agreement may only be assigned by any party with the prior written consent of the other party;

(d)       If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby, and to this extent, the provisions of this Agreement shall be deemed to be severable;

(e)       Nothing herein shall be construed as constituting the Subadvisor as an agent of the Manager, or constituting the Manager as an agent of the Subadvisor.

(f)       This Agreement may be executed in counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute one instrument.

(g)        Rule 206(4)-5: Manager agrees to provide to Subadvisor, as Subadvisor may reasonably request, or as otherwise required by Rule 206(4)-5 under the Advisers Act, (i) certification that the Portfolio(s) are not Covered Investment Pools, as defined in Rule 206(4)-5(f)(3), or (ii) in the event that a Portfolio becomes a Covered Investment Pool, a list of Government Entities, as defined in Rule 206(4)-5(f)(5), invested in each Portfolio.

(h)        Subadvisor has provided Manager with a copy of its current Form ADV Parts 2A and 2B as most recently deemed to be filed with the SEC, and promptly will furnish a copy of all amendments thereto to Manager.

* * *

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the date first written above. This Agreement may be signed in counterparts.

NEW YORK LIFE INVESTMENT MANAGEMENT LLC

Attest:		By:
Name:	Thomas Lynch	Name:	Yie-Hsin Hung
Title:	Director and Associate General Counsel	Title:	Chief Executive Officer

FIAM LLC

Attest:		By:
Name:		Name:
Title:		Title:

SCHEDULE A

(As of _____________, 2018)

As compensation for services provided by Subadvisor, the Manager will pay the Subadvisor and Subadvisor agrees to accept as full compensation for all services rendered hereunder, at an annual subadvisory fee equal to the following:

PORTFOLIO	Annual Rate

MainStay VP Fidelity Institutional AM SM Utilities Portfolio*	0.27% on assets up to $500 million; 0.24% on assets from $500 million to $1 billion; and 0.21% on assets over $1 billion

The portion of the fee based upon the average daily net assets of the Portfolio shall be accrued daily at the rate of 1/(number of days in calendar year) of the annual rate applied to the daily net assets of the Series.

Payment will be made to the Subadvisor on a monthly basis.

* Fidelity Institutional AM is a service mark of FMR LLC. Used with permission

EXHIBIT B

COMPARABLE MUTUAL FUNDS SUBADVISED OR ADVISED

BY FIAM OR ITS AFFILIATES

Fund Name	Total Assets as of December 31, 2017 (in millions)	Management Fee

VIP Utilities Portfolio	$132	0.550%
Fidelity Advisor Utilities	$308	0.550%
Select Utilities	$778	0.550%

B-34

EXHIBIT C

DIRECTORS AND OFFICERS OF NEW YORK LIFE INVESTMENTS

The directors and officers of New York Life Investments and their respective titles are listed below. The address for each officer and director is 51 Madison Avenue, New York, New York 10010.

Name of Officer/Director of New York Life Investment Management LLC	Title
Hung, Yie-Hsin	Chairman of the Board of Managers and Chairman, Senior Managing Director and Chief Executive Officer
Bopp, Kevin M.	Chief Compliance Officer
Fleurant, John T.	Member of the Board of Managers
Harte, Frank	Senior Managing Director and Chief Financial Officer
Lehneis, Kirk C.	Senior Managing Director and Chief Operating Officer
Hanley, Dale A.	Chief Risk Officer
Seter, Arthur H.	Member of the Board of Managers and Senior Managing Director
Smith, A. Thomas	Managing Director, General Counsel and Secretary
Yoon, Jae	Senior Managing Director & Chief Investment Officer

C-35

EXHIBIT D

ADDITIONAL INFORMATION ABOUT FIAM

Certain information on each executive officer of FIAM LLC is listed below, including any business, profession, vocation or employment of a substantial nature in which each such person has been engaged during the last two fiscal years for his or her own account or in the capacity of director, officer, partner or trustee. FIAM’s address is 900 Salem Street, Smithfield, Rhode Island 02917.

Name	Position With FIAM LLC
Harris G. Komishane	Chief Financial Officer of Asset Management
Timothy M. Cohen	Co-Head Equity
Mathew Depiero	Chief Financial Officer, Director
Pam R. Holding	Co-Head Equity
John B. McGinty Jr.	Compliance Officer
Nancy D. Prior	President, Fixed Income, High Income/Emerging Market Debt and Multi Asset Class Strategies
Casey M. Condron	Head of Sales & Relationship Management, Director
Judy A. Marlinski	President, Director
Kevin M. Meagher	Chief Compliance Officer
James S. Carroll	Head of Institutional Portfolio Managers, Director

D-36

PROXY TABULATOR P.O. BOX 55909 BOSTON, MA 02205-5909 YOUR VOTE IS IMPORTANT! Vote by Internet Please go to the electronic voting site at www.proxyonline.com. Follow the on-line instructions provided. Vote by Telephone Call toll free at 1-888-227-9349 and follow the recorded instructions provided. Vote by Mail To vote your voting instruction card by mail, check the appropriate voting boxes on the reverse side of this card, sign and date the card and return it in the enclosed postage-paid envelope. Please ensure the address below shows through the window of the envelope provided. In Person Attend shareholders' meeting at the offices of New York Life Investment Management LLC, 51 Madison Avenue, New York, New York 10010 on November 26, 2018, at 11:00 a.m., Eastern time. PROXY TABULATOR PO BOX 55909 BOSTON, MA 02205-5908 VOTING INSTRUCTION VOTING INSTRUCTION MAINSTAY VP FUNDS TRUST MAINSTAY VP MFS UTILITIES PORTFOLIO 51 Madison Avenue New York, New York 10010 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION Proxy for A Special Meeting of Shareholders - November 26, 2018 The undersigned, revoking any previously executed voting instruction cards, hereby directs the above-named Insurance Company to vote all shares of the Portfolio listed above in which the undersigned had an interest as a policy owner on September 21, 2018, at the Special Meeting of Shareholders of MainStay VP Funds Trust ("Trust"), on November 26, 2018 at 11:00 a.m., Eastern time, at the offices of New York Life Investment Management LLC ("New York Life Investments"), 51 Madison Avenue, New York, New York 10010 or any adjournment thereof. Receipt of the related proxy statement and accompanying Notice of Special Meeting that describes the matters to be considered and voted on is hereby acknowledged. If you fail to return this Voting Instruction Card, depending on your separate account, the Insurance Company will vote all shares of the Portfolio(s) attributable to your account value in proportion to the votes of policy owners allocating assets to such Portfolio for which voting instructions are received by the Insurance Company. Shares will be voted in the manner specified in this Voting Instruction Card when properly executed and delivered. If no direction is made when the duly executed Voting Instruction Card is returned, the Insurance Company will vote in favor of the Proposals. THE INSURANCE COMPANY IS AUTHORIZED TO VOTE IN ITS DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on November 26, 2018 proxyonline.com/docs/[ ].pdf EVERY POLICY OWNER'S VOTE IS IMPORTANT. Remember to sign and date below before mailing in your

TO VOTE, MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS: Example: ? THIS CARD IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. This card will be voted as instructed. If no specification is made, the card will be voted "FOR" the Proposals. The proxies are authorized, in their discretion, to vote upon such matters as may come before the Special Meeting or any adjournments. The Board of Trustees unanimously recommends a vote FOR the following Proposals. PROPOSAL ONE: FOR AGAINST ABSTAIN To approve a new subadvisory agreement between New York Life Investment Management LLC and FIAM LLC with respect to the Portfolio [ ] [ ] [ ] PROPOSAL TWO: To reclassify the diversification status of the Portfolio from "diversified" to "non-diversified" [ ] [ ] [ ] NOTE: Please sign exactly as your name(s) appear on this card. Joint owners should each sign individually. Corporate proxies should be signed in full corporate name by an authorized officer. Fiduciaries should give full titles. Signature Signature Date

PROXY TABULATOR P.O. BOX 55909 BOSTON, MA 02205-5909 YOUR VOTE IS IMPORTANT! Vote by Internet Please go to the electronic voting site at proxyonline.com/docs/[ ].pdf Follow the on-line instructions provided. Vote by Telephone Call toll free at 1-888-227-9349 and follow the recorded instructions provided. Vote by Mail To vote your proxy by mail, check the appropriate voting boxes on the reverse side of this proxy card, sign and date the card and return it in the enclosed postage-paid envelope. Please ensure the address below shows through the window of the envelope provided. In Person Attend shareholders' meeting at New York Life Investment Management LLC, 51 Madison Avenue, New York, New York 10010 on November 26, 2018, at 11:00 a.m. Eastern time. PROXY TABULATOR PO BOX 55909 BOSTON, MA 02205-5908 MAINSTAY VP FUNDS TRUST MAINSTAY VP MFS UTILITIES PORTFOLIO 51 Madison Avenue New York, New York 10010 Proxy for A Special Meeting of Shareholders - November 26, 2018 THIS PROXY IS BEING SOLICITED ON BEHALF OF MAINSTAY VP FUNDS TRUST'S BOARD OF TRUSTEES ON BEHALF OF MAINSTAY VP MFS UTILITIES PORTFOLIO ("PORTFOLIO"), A SERIES OF THE TRUST, FOR A SPECIAL MEETING OF SHAREHOLDERS OF THE PORTFOLIO ("SPECIAL MEETING"). The undersigned hereby constitutes and appoints J. Kevin Gao, Thomas C. Humbert, Jr. and Y. Rachel Kuo their designees or any one of them, with power of substitution and re-substitution, as proxies to appear and vote all of the shares of beneficial interest in the name of the undersigned on the record date at the Special Meeting of Shareholders of the Portfolio, to be held on November 26, 2018, at 11:00 a.m., Eastern time, at the offices of New York Life Investment Management LLC ("New York Life Investments"), 51 Madison Avenue, New York, New York 10010 or at any adjournment thereof and the undersigned hereby instructs said proxies to vote as indicated on this proxy card. The undersigned hereby revokes any prior proxy to vote at such Meeting, and hereby ratifies and confirms all that said attorneys and proxies, or any of them, may lawfully do by virtue thereof. The proxy, when properly executed, will be voted in the manner you directed with respect to shares that you own. If no direction is given with respect to an item, this proxy will be voted FOR each Proposal. Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on November 26, 2018. The proxy statement for this meeting is available at: proxyonline.com/docs/[ ].pdf

IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY. EVERY SHAREHOLDER'S VOTE IS IMPORTANT. Remember to sign and date below before mailing in your vote. This proxy card is valid only when signed and dated. THANK YOU FOR VOTING TO VOTE, MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS: Example: ? THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. This proxy card will be voted as instructed. If no specification is made, the proxy card will be voted "FOR" the Proposals. The proxies are authorized, in their discretion, to vote upon such matters as may come before the Special Meeting or any adjournments. The Board of Trustees unanimously recommends a vote FOR the following Proposals. PROPOSAL ONE: FOR AGAINST ABSTAIN To approve a new subadvisory agreement between New York Life Investment Management LLC and FIAM LLC with respect to the Portfolio [ ] [ ] [ ] PROPOSAL TWO: To reclassify the diversification status of the Portfolio from "diversified" to "non-diversified" [ ] [ ] [ ] NOTE: Please sign exactly as your name(s) appear on this card. Joint owners should each sign individually. Corporate proxies should be signed in full corporate name by an authorized officer. Fiduciaries should give full titles. Signature Signature Date